INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
As of October 23, 2007

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
Address:
One Hartford Plaza
Hartford, CT 06155

Internet address:
http://www.thehartford.com

Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781

JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140

Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended September 30, 2007 and 2006	C-3
	Nine Months Ended September 30, 2007 and 2006	C-4
Consolidating Balance Sheets
	As of September 30, 2007 and December 31, 2006	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended September 30, 2007 and 2006	C-9
	Nine Months Ended September 30, 2007 and 2006	C-10
	Computation of Return-on-Equity Measures	C-11

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of June 30, 2007	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Deposits	L-11
	Assets Under Management	L-12
Individual Annuity — Account Value
	Rollforward	L-13
	Other Retail — Asset Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

LIFE (CONT.)	Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
	International	L-28
Highlights

Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward in Dollars	L-30
	Supplemental Data — Account Value Rollforward in Yen	L-31
PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended September 30, 2007	PC-4
	Nine Months Ended September 30, 2007	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Other Operations Operating Results	PC-13
	Other Operations Losses and Loss Adjustment Expenses	PC-14
	Summary of Gross Environmental Reserves	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Three Months Ended September 30, 2007	PC-17
	Nine Months Ended September 30, 2007	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of September 30, 2007	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2007 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing

•	The Hartford’s non-GAAP and other financial measures to those of other companies. The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.
 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.
 iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED					Year Over		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year		3 Month		SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change		Change		2006	2007	Change
HIGHLIGHTS
Net income	$758	$783	$876	$627	$851		12%		36%	$1,962	$2,354		20%
Core earnings	$727	$768	$843	$764	$1,060		46%		39%	$2,097	$2,667		27%
Total revenues	$7,407	$7,579	$6,759	$7,660	$5,823		(21%)		(24%)	$18,921	$20,242		7%
Total assets	$304,794	$326,710	$332,711	$345,646	$356,455		17%		3%
Total assets under management [1]	$350,896	$377,599	$386,793	$405,801	$419,520		20%		3%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.45	$2.45	$2.74	$1.98	$2.70		10%		36%	$6.41	$7.42		16%
Core earnings	$2.35	$2.40	$2.64	$2.41	$3.36		43%		39%	$6.85	$8.41		23%
Diluted earnings per share
Net income	$2.39	$2.42	$2.71	$1.96	$2.68		12%		37%	$6.25	$7.35		18%
Core earnings	$2.30	$2.37	$2.61	$2.39	$3.33		45%		39%	$6.68	$8.33		25%
Weighted average common shares outstanding (basic)	310.0	319.7	319.6	316.8	315.4	5.4	sh	(1.4)	sh	306.0	317.3	11.3	sh
Weighted average common shares outstanding
and dilutive potential common shares (diluted)	316.7	323.9	322.7	319.6	318.0	1.3	sh	(1.6)	sh	314.1	320.1	6.0	sh
Common shares outstanding	316.6	323.3	316.4	317.6	313.7	(2.9)	sh	(3.9)	sh	316.6	313.7	(2.9)	sh
Book value per share	$56.01	$58.39	$59.58	$58.72	$60.41		8%		3%
Per share impact of AOCI	$0.20	$0.56	$0.56	$(1.89)	$(2.12)	NM			(12%)
Book value per share (excluding AOCI)	$55.81	$57.83	$59.02	$60.61	$62.53		12%		3%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	14.7%	16.1%	16.9%	17.9%	17.1%		2.4		(0.8)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.0%	16.9%	16.9%	17.4%	18.4%		2.4	1.0
Debt to capitalization including AOCI	18.7%	17.9%	19.2%	19.5%	19.2%		0.5		(0.3)
Investment yield, after-tax	3.9%	4.0%	4.1%	4.2%	4.0%		0.1		(0.2)	3.9%	4.1%	0.2
Ongoing Property & Casualty GAAP combined ratio	90.4	88.9	88.8	91.7	91.4		(1.0)	0.3		89.5	90.7		(1.2)

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year over	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30	Sept. 30	Year	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$170	$86	$174	$184	$364	114%	98%	$485	$722	49%
Other Retail	14	16	15	15	18	29%	20%	41	48	17%

Total Retail Products Group	184	102	189	199	382	108%	92%	526	770	46%
Retirement Plans	21	45	23	26	19	(10%)	(27%)	64	68	6%
Institutional Solutions Group	24	24	33	29	39	63%	34%	75	101	35%
Individual Life	46	31	46	44	63	37%	43%	139	153	10%
Group Benefits	74	87	66	87	90	22%	3%	216	243	13%
International	47	101	54	59	79	68%	34%	145	192	32%
Other [1]	11	4	7	(9)	10	(9%)	NM	46	8	(83%)

Total Life core earnings [2]	$407	$394	$418	$435	$682	68%	57%	$1,211	$1,535	27%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$123	$164	$124	$134	$130	6%	(3%)	$454	$388	(15%)
Personal Lines	89	108	130	84	78	(12%)	(7%)	321	292	(9%)
Specialty Commercial	41	19	39	(1)	17	(59%)	NM	45	55	22%

Total Ongoing Operations underwriting results	253	291	293	217	225	(11%)	4%	820	735	(10%)
Net servicing income	15	8	11	14	16	7%	14%	45	41	(9%)
Net investment income	299	339	351	385	346	16%	(10%)	886	1,082	22%
Periodic net coupon settlements on credit derivatives, before-tax	1	2	3	3	5	NM	67%	2	11	NM
Other expenses	(40)	(54)	(60)	(56)	(63)	(58%)	(13%)	(168)	(179)	(7%)
Income tax expense	(160)	(174)	(178)	(165)	(138)	14%	16%	(470)	(481)	(2%)

Ongoing Operations core earnings [1]	$368	$412	$420	$398	$391	6%	(2%)	$1,115	$1,209	8%

Other Operations core earnings [3]	$3	$36	$28	$(36)	$14	NM	NM	$(88)	$6	NM

Total Property & Casualty core earnings	$371	$448	$448	$362	$405	9%	12%	$1,027	$1,215	18%

CORPORATE
Total Corporate core earnings [2]	$(51)	$(74)	$(23)	$(33)	$(27)	47%	18%	$(141)	$(83)	41%

CONSOLIDATED
Core earnings	$727	$768	$843	$764	$1,060	46%	39%	$2,097	$2,667	27%
Add: Net realized capital gains (losses), after-tax [2], [4]	31	15	33	(137)	(209)	NM	(53%)	(135)	(313)	(132%)

Net income	$758	$783	$876	$627	$851	12%	36%	$1,962	$2,354	20%

PER SHARE DATA [5]
Diluted earnings per share
Core earnings	$2.30	$2.37	$2.61	$2.39	$3.33	45%	39%	$6.68	$8.33	25%
Net income	$2.39	$2.42	$2.71	$1.96	$2.68	12%	37%	$6.25	$7.35	18%

[1]	Included in the nine months ended September 30, 2006 in Life Core Earnings is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Life Core Earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Ongoing Operations Core Earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The nine months ended September 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

[5]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year Over	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
LIFE
Retail Products Group
Individual Annuity	$170	$86	$174	$184	$364	114%	98%	$485	$722	49%
Other Retail	14	16	15	15	18	29%	20%	41	48	17%

Total Retail Products Group	184	102	189	199	382	108%	92%	526	770	46%
Retirement Plans	21	45	23	26	19	(10%)	(27%)	64	68	6%
Institutional Solutions Group	24	24	33	29	39	63%	34%	75	101	35%
Individual Life	46	31	46	44	63	37%	43%	139	153	10%
Group Benefits	74	87	66	87	90	22%	3%	216	243	13%
International	47	101	54	59	79	68%	34%	145	192	32%
Other [1]	11	4	7	(9)	10	(9%)	NM	46	8	(83%)

Total Life core earnings [2]	$407	$394	$418	$435	$682	68%	57%	$1,211	$1,535	27%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Business Insurance	128	156	142	122	109	(15%)	(11%)	472	373	(21%)
Personal Lines	104	129	151	120	111	7%	(8%)	382	382	—
Specialty Commercial	43	20	32	15	26	(40%)	73%	87	73	(16%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	275	305	325	257	246	(11%)	(4%)	941	828	(12%)
Catastrophes, excluding prior year development	(50)	(35)	(28)	(52)	(32)	36%	38%	(164)	(112)	32%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	39	(4)	5	(3)	(8)	NM	(167%)	74	(6)	NM
Other loss and loss adjustment expenses	(11)	25	(9)	15	19	NM	27%	(31)	25	NM

Total Ongoing Operations underwriting results	253	291	293	217	225	(11%)	4%	820	735	(10%)
Net servicing income	15	8	11	14	16	7%	14%	45	41	(9%)
Net investment income	299	339	351	385	346	16%	(10%)	886	1,082	22%
Periodic net coupon settlements on credit derivatives, before-tax	1	2	3	3	5	NM	67%	2	11	NM
Other expenses	(40)	(54)	(60)	(56)	(63)	(58%)	(13%)	(168)	(179)	(7%)
Income tax expense	(160)	(174)	(178)	(165)	(138)	14%	16%	(470)	(481)	(2%)

Ongoing Operations core earnings [1]	$368	$412	$420	$398	$391	6%	(2%)	$1,115	$1,209	8%

Other Operations core earnings [3]	$3	$36	$28	$(36)	$14	NM	NM	$(88)	$6	NM

Total Property & Casualty core earnings	$371	$448	$448	$362	$405	9%	12%	$1,027	$1,215	18%

CORPORATE
Total Corporate core earnings [2]	$(51)	$(74)	$(23)	$(33)	$(27)	47%	18%	$(141)	$(83)	41%

CONSOLIDATED
Core earnings	$727	$768	$843	$764	$1,060	46%	39%	$2,097	$2,667	27%
Add: Net realized capital gains (losses), after-tax [2], [4]	31	15	33	(137)	(209)	NM	(53%)	(135)	(313)	(132%)

Net income	$758	$783	$876	$627	$851	12%	36%	$1,962	$2,354	20%

[1]	Included in the nine months ended September 30, 2006 in Life Core Earnings is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Life Core Earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 in Ongoing Operations Core Earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended December 31, 2006 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $(17), $(13), and $(46), respectively, related to the effect of the unlock of deferred acquisition costs. Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See L-1 for further details by Life segment.

[3]	The nine months ended September 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change

Earned premiums	$1,434	$1,129	27%	$2,628	$2,632	—	$—	$—	—	$4,062	$3,761	8%
Fee income	1,394	1,149	21%	—	—	—	4	3	33%	1,398	1,152	21%
Net investment income
Securities available-for-sale and other	883	802	10%	407	359	13%	8	3	167%	1,298	1,164	12%
Equity securities held for trading [1]	(698)	1,185	NM	—	—	—	—	—	—	(698)	1,185	NM

Total net investment income	185	1,987	(91%)	407	359	13%	8	3	167%	600	2,349	(74%)
Other revenues	—	—	—	126	118	7%	—	—	—	126	118	7%
Net realized capital gains (losses)	(288)	11	NM	(75)	16	NM	—	—	—	(363)	27	NM

Total revenues	2,725	4,276	(36%)	3,086	3,125	(1%)	12	6	100%	5,823	7,407	(21%)

Benefits, losses and loss adjustment expenses [1]	1,213	2,738	(56%)	1,755	1,753	—	—	—	—	2,968	4,491	(34%)
Amortization of deferred policy acquisition costs and present value of future profits	(49)	308	NM	525	531	(1%)	—	—	—	476	839	(43%)
Insurance operating costs and expenses	807	675	20%	166	157	6%	—	—	—	973	832	17%
Interest expense	1	—	NM	—	—	—	66	70	(6%)	67	70	(4%)
Other expenses [2]	3	6	(50%)	174	143	22%	(13)	15	NM	164	164	—

Total benefits and expenses	1,975	3,727	(47%)	2,620	2,584	1%	53	85	(38%)	4,648	6,396	(27%)

Income (loss) before income taxes	750	549	37%	466	541	(14%)	(41)	(79)	48%	1,175	1,011	16%

Income tax expense (benefit)	225	121	86%	113	160	(29%)	(14)	(28)	50%	324	253	28%

Net income (loss)	525	428	23%	353	381	(7%)	(27)	(51)	47%	851	758	12%

Less: Net realized capital gains (losses), after-tax	(157)	21	NM	(52)	10	NM	—	—	—	(209)	31	NM

Core earnings	$682	$407	68%	$405	$371	9%	$(27)	$(51)	47%	$1,060	$727	46%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended September 30, 2007 included $5, $12 and $(17) in Life, Property and Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property and Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property and Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Earned premiums	$3,887	$3,483	12%	$7,873	$7,805	1%	$—	$—	—	$11,760	$11,288	4%
Fee income	4,013	3,423	17%	—	—	—	13	9	44%	4,026	3,432	17%
Net investment income
Securities available-for-sale and other	2,619	2,359	11%	1,266	1,081	17%	22	9	144%	3,907	3,449	13%
Equity securities held for trading [1]	746	669	12%	—	—	—	—	—	—	746	669	12%

Total net investment income	3,365	3,028	11%	1,266	1,081	17%	22	9	144%	4,653	4,118	13%
Other revenues	—	—	—	368	355	4%	—	1	(100%)	368	356	3%
Net realized capital losses	(486)	(265)	(83%)	(76)	(8)	NM	(3)	—	NM	(565)	(273)	(107%)

Total revenues	10,779	9,669	11%	9,431	9,233	2%	32	19	68%	20,242	18,921	7%

Benefits, losses and loss adjustment expenses [1]	6,039	5,384	12%	5,250	5,357	(2%)	—	—	—	11,289	10,741	5%
Amortization of deferred policy acquisition costs and present value of future profits	604	913	(34%)	1,581	1,572	1%	—	—	—	2,185	2,485	(12%)
Insurance operating costs and expenses	2,332	1,953	19%	494	405	22%	—	—	—	2,826	2,358	20%
Interest expense	2	—	NM	—	—	—	194	207	(6%)	196	207	(5%)
Other expenses	45	22	105%	509	478	6%	(32)	30	NM	522	530	(2%)

Total benefits and expenses	9,022	8,272	9%	7,834	7,812	—	162	237	(32%)	17,018	16,321	4%

Income (loss) before income taxes	1,757	1,397	26%	1,597	1,421	12%	(130)	(218)	40%	3,224	2,600	24%

Income tax expense (benefit)	476	315	51%	439	400	10%	(45)	(77)	42%	870	638	36%

Net income (loss)	1,281	1,082	18%	1,158	1,021	13%	(85)	(141)	40%	2,354	1,962	20%

Less: Net realized capital losses, after-tax	(254)	(129)	(97%)	(57)	(6)	NM	(2)	—	NM	(313)	(135)	(132%)

Core earnings	$1,535	$1,211	27%	$1,215	$1,027	18%	$(83)	$(141)	41%	$2,667	$2,097	27%

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The nine months ended September 30, 2007 included $23, $38 and $(61) in Life, Property and Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property and Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property and Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF SEPTEMBER 30, 2007 AND DECEMBER 31, 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Investments
Fixed maturities, available-for-sale, at fair value	$53,917	$53,173	1%	$27,417	$27,178	1%	$484	$404	20%	$81,818	$80,755	1%
Equity securities, trading, at fair value	34,901	29,393	19%	—	—	—	—	—	—	34,901	29,393	19%
Equity securities, available-for-sale, at fair value	1,307	811	61%	1,071	873	23%	71	55	29%	2,449	1,739	41%
Policy loans, at outstanding balance	2,050	2,051	—	—	—	—	—	—	—	2,050	2,051	—
Mortgage loans on real estate	4,551	2,909	56%	685	409	67%	—	—	—	5,236	3,318	58%
Other investments	1,483	1,077	38%	1,217	840	45%	38	—	NM	2,738	1,917	43%

Total investments	98,209	89,414	10%	30,390	29,300	4%	593	459	29%	129,192	119,173	8%
Cash	1,769	1,199	48%	183	225	(19%)	—	—	—	1,952	1,424	37%
Premiums receivable and agents’ balances	403	424	(5%)	3,363	3,251	3%	—	—	—	3,766	3,675	2%
Reinsurance recoverables	1,235	1,106	12%	3,928	4,465	(12%)	—	—	—	5,163	5,571	(7%)
Deferred policy acquisition costs and present value of future profits	10,275	9,070	13%	1,223	1,197	2%	1	1	—	11,499	10,268	12%
Deferred income taxes	(724)	(717)	(1%)	633	608	4%	370	393	(6%)	279	284	(2%)
Goodwill	805	796	1%	149	149	—	772	772	—	1,726	1,717	1%
Property and equipment, net	372	248	50%	569	543	5%	—	—	—	941	791	19%
Other assets	2,150	1,724	25%	1,462	1,281	14%	448	318	41%	4,060	3,323	22%
Separate account assets	197,877	180,484	10%	—	—	—	—	—	—	197,877	180,484	10%

Total assets	$312,371	$283,748	10%	$41,900	$41,019	2%	$2,184	$1,943	12%	$356,455	$326,710	9%

Future policy benefits, unpaid losses and loss adjustment expenses	$15,007	$14,016	7%	$22,197	$21,991	1%	$—	$—	—	$37,204	$36,007	3%
Other policyholder funds and benefits payable	78,925	71,311	11%	—	—	—	—	—	—	78,925	71,311	11%
Unearned premiums	141	103	37%	5,540	5,522	—	(4)	(5)	20%	5,677	5,620	1%
Debt	114	—	NM	—	—	—	4,378	4,103	7%	4,492	4,103	9%
Consumer notes	723	258	180%	—	—	—	—	—	—	723	258	180%
Other liabilities	8,195	6,012	36%	4,883	3,321	47%	(471)	718	NM	12,607	10,051	25%
Separate account liabilities	197,877	180,484	10%	—	—	—	—	—	—	197,877	180,484	10%

Total liabilities	300,982	272,184	11%	32,620	30,834	6%	3,903	4,816	(19%)	337,505	307,834	10%

Equity excluding AOCI, net of tax	11,619	11,177	4%	9,214	9,851	(6%)	(1,217)	(2,330)	48%	19,616	18,698	5%
AOCI, net of tax	(230)	387	NM	66	334	(80%)	(502)	(543)	8%	(666)	178	NM

Total stockholders’ equity	11,389	11,564	(2%)	9,280	10,185	(9%)	(1,719)	(2,873)	40%	18,950	18,876	—

Total liabilities and stockholders’ equity	$312,371	$283,748	10%	$41,900	$41,019	2%	$2,184	$1,943	12%	$356,455	$326,710	9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	3 Month
	2006	2006	2007	2007	2007	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligation)	$995	$599	$468	$423	$822	(17%)	94%
Capital lease obligation	—	—	—	90	90
Senior notes	2,263	3,504	4,004	4,005	3,580	58%	(11%)

Subtotal	3,258	4,103	4,472	4,518	4,492	38%	(1%)

Equity unit notes	330	—	—	—	—	(100%)	—
Junior subordinated debentures	488	—	—	—	—	(100%)	—

Total debt [1]	$4,076	$4,103	$4,472	$4,518	$4,492	10%	(1%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$17,669	$18,698	$18,674	$19,249	$19,616	11%	2%
AOCI, net of tax	64	178	177	(601)	(666)	NM	(11%)

Total stockholders’ equity	$17,733	$18,876	$18,851	$18,648	$18,950	7%	2%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$21,809	$22,979	$23,323	$23,166	$23,442	7%	1%

Total capitalization excluding AOCI, net of tax	$21,745	$22,801	$23,146	$23,767	$24,108	11%	1%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI
Total debt to capitalization	18.7%	17.9%	19.2%	19.5%	19.2%	0.5	(0.3)

Ratios Excluding AOCI

Total debt to capitalization	18.7%	18.0%	19.3%	19.0%	18.6%	(0.1)	(0.4)

Debt (including the adjusted unfunded pension liability, six times rental expense on operating leases and 75% equity credit on equity units) to capitalization [2] [3]	22.7%	22.1%	23.3%	22.6%	22.2%	(0.5)	(0.4)

[1]	The Hartford began issuing consumer notes in September 2006, which have been excluded from total debt for capital structure analysis. Consumer notes were $41, $258, $435, $588, and $723 as of September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, respectively.

[2]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $330 underlying equity units as of September 30, 2006.

[3]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.2 billion, $1.2 billion, $1.1 billion and $1.1 billion for the three months ended September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of September 30, 2007

Fixed maturities unrealized gain	$(22)	$(3)	$1	$(24)
Equities unrealized gain	13	89	10	112
Net deferred loss on cash—flow hedging instruments	(228)	(26)	—	(254)

Total unrealized gain	(237)	60	11	(166)
Foreign currency translation adjustments	7	(16)	—	(9)
Pension and other postretirement adjustment	—	22	(513)	(491)

Total accumulated other comprehensive income (loss)	$(230)	$66	$(502)	$(666)

As of December 31, 2006
Fixed maturities unrealized gain	$613	$313	$—	$926
Equities unrealized gain	20	105	7	132
Net deferred loss on cash—flow hedging instruments	(208)	(26)	—	(234)

Total unrealized gain	425	392	7	824
Foreign currency translation adjustments	(38)	(82)	—	(120)
Pension and other postretirement adjustment	—	24	(550)	(526)

Total accumulated other comprehensive income (loss)	$387	$334	$(543)	$178

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	September 30,
	2006	2006	2007	2007	2007	2006	2007
Numerator:
Net income	$758	$783	$876	$627	$851	$1,962	$2,354
Less: Net realized capital gains (losses), after—tax	31	15	33	(137)	(209)	(135)	(313)

Core earnings	727	768	843	764	1,060	2,097	2,667

Denominator:
Weighted average common shares outstanding (basic)	310.0	319.7	319.6	316.8	315.4	306.0	317.3
Dilutive effect of equity units	3.8	1.0	—	—	—	5.2	—
Dilutive effect of stock compensation	2.9	3.2	3.1	2.8	2.6	2.9	2.8

Weighted average common shares outstanding and dilutive potential common shares (diluted)	316.7	323.9	322.7	319.6	318.0	314.1	320.1

Basic earnings per share
Net income	$2.45	$2.45	$2.74	$1.98	$2.70	$6.41	$7.42
Less: Net realized capital gains (losses), after—tax	0.10	0.05	0.10	(0.43)	(0.66)	(0.44)	(0.99)

Core earnings	2.35	2.40	2.64	2.41	3.36	6.85	8.41

Diluted earnings per share
Net income	$2.39	$2.42	2.71	1.96	2.68	$6.25	$7.35
Less: Net realized capital gains (losses), after—tax	0.09	0.05	0.10	(0.43)	(0.65)	(0.43)	(0.98)

Core earnings	2.30	2.37	2.61	2.39	3.33	6.68	8.33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$(20)	$(5)	NM	$(5)	$1	NM	$—	$—	—	$(25)	$(4)	NM
Impairments
Credit Related	(31)	(3)	NM	(11)	—	NM	—	—	—	(42)	(3)	NM
Other [1]	(44)	(14)	NM	(24)	(4)	NM	—	—	—	(68)	(18)	NM

Total impairments	(75)	(17)	NM	(35)	(4)	NM	—	—	—	(110)	(21)	NM
Japanese fixed annuity, net [2]	15	38	(61%)	—	—	—	—	—	—	15	38	(61%)
GMWB derivatives, net [3]	(139)	9	NM	—	—	—	—	—	—	(139)	9	NM
Other [4]	(60)	(2)	NM	(40)	18	NM	—	—	—	(100)	16	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(279)	23	NM	(80)	15	NM	—	—	—	(359)	38	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	122	(2)	NM	28	(5)	NM	—	—	—	150	(7)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(157)	$21	NM	$(52)	$10	NM	$—	$—	—	$(209)	$31	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$(279)	$23	NM	$(80)	$15	NM	$—	$—	—	$(359)	$38	NM
Total net realized capital gains (losses) included in core earnings	(9)	(12)	25%	5	1	NM	—	—	—	(4)	(11)	64%

Total net realized capital gains (losses)	$(288)	$11	NM	$(75)	$16	NM	$—	$—	—	$(363)	$27	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $25 would have been recognized as an offset to this amount in the three months ended September 30, 2007.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2006	Change	2007	2006	Change	2007	2006	Change	2007	2006	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC

Net gains (losses) on sales	$(4)	$(57)	93%	$23	$3	NM	$—	$—	—	$19	$(54)	NM
Impairments
Credit Related	(43)	(3)	NM	(21)	—	NM	—	—	—	(64)	(3)	NM
Other [1]	(66)	(66)	—	(35)	(41)	15%	—	—	—	(101)	(107)	6%

Total impairments	(109)	(69)	(58%)	(56)	(41)	(37%)	—	—	—	(165)	(110)	(50%)
Japanese fixed annuity, net [2]	3	(20)	NM	—	—	—	—	—	—	3	(20)	NM
GMWB derivatives, net [3]	(250)	(26)	NM	—	—	—	—	—	—	(250)	(26)	NM
Other [4]	(92)	(59)	(56%)	(54)	28	NM	(3)	—	NM	(149)	(31)	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(452)	(231)	(96%)	(87)	(10)	NM	(3)	—	NM	(542)	(241)	(125%)

Impacts of tax and deferred policy acquisition costs (“DAC”)	198	102	94%	30	4	NM	1	—	NM	229	106	116%

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(254)	$(129)	(97%)	$(57)	$(6)	NM	$(2)	$—	NM	$(313)	$(135)	(132%)

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$(452)	$(231)	(96%)	$(87)	$(10)	NM	$(3)	$—	NM	$(542)	$(241)	(125%)
Total net realized capital gains (losses) included in core earnings	(34)	(34)	—	11	2	NM	—	—	—	(23)	(32)	28%

Total net realized capital gains (losses)	$(486)	$(265)	(83%)	$(76)	$(8)	NM	$(3)	$—	NM	$(565)	$(273)	(107%)

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $3 would have been recognized as an offset to this amount in the nine months ended September 30, 2007.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN—ON—EQUITY MEASURES

	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2006	2006	2007	2007	2007
Numerator [1]:
Net income — last 12 months	$2,429	$2,745	$2,893	$3,044	$3,137
Core earnings — last 12 months	$2,595	$2,865	$2,911	$3,102	$3,435

Denominator [2]:
Average equity, including AOCI	16,521.5	17,100.5	17,130.5	17,015.5	18,341.5
Less: Average AOCI	328.5	134.0	(140.0)	(762.5)	(301.0)

Average equity, excluding AOCI	16,193.0	16,966.5	17,270.5	17,778.0	18,642.5

ROE (net income last 12 months to equity including AOCI)	14.7%	16.1%	16.9%	17.9%	17.1%
ROE (core earnings last 12 months to equity excluding AOCI)	16.0%	16.9%	16.9%	17.4%	18.4%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
REVENUES
Retail Products Group
Individual Annuity [1], [2]	$691	$714	$721	$765	$773	12%	1%	$2,091	$2,259	8%
Other Retail	158	177	183	200	207	31%	4%	475	590	24%

Total Retail Products Group	849	891	904	965	980	15%	2%	2,566	2,849	11%
Retirement Plans	131	139	143	150	151	15%	1%	399	444	11%
Institutional Solutions Group	429	415	517	548	829	93%	51%	1,314	1,894	44%
Individual Life [1], [2]	271	342	285	289	282	4%	(2%)	817	856	5%
Group Benefits	1,137	1,161	1,201	1,207	1,178	4%	(2%)	3,398	3,586	6%
International	194	201	206	216	229	18%	6%	558	651	17%
Other	80	91	105	(126)	(226)	NM	(79%)	(52)	(247)	NM

Total revenues before net investment income on equity securities held for trading	3,091	3,240	3,361	3,249	3,423	11%	5%	9,000	10,033	11%
Net investment income on equity securities held for trading [3]	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total revenues	$4,276	$4,395	$3,571	$4,483	$2,725	(36%)	(39%)	$9,669	$10,779	11%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [4], [5]	$170	$86	$174	$184	$364	114%	98%	$485	$722	49%
Other Retail	14	16	15	15	18	29%	20%	41	48	17%

Total Retail Products Group	184	102	189	199	382	108%	92%	526	770	46%

Retirement Plans [4], [5]	21	45	23	26	19	(10%)	(27%)	64	68	6%
Institutional Solutions Group	24	24	33	29	39	63%	34%	75	101	35%
Individual Life [4], [5]	46	31	46	44	63	37%	43%	139	153	10%
Group Benefits	74	87	66	87	90	22%	3%	216	243	13%
International [4], [5]	47	101	54	59	79	68%	34%	145	192	32%
Other [6], [7]	11	4	7	(9)	10	(9%)	NM	46	8	(83%)

Core earnings	407	394	418	435	682	68%	57%	1,211	1,535	27%

Net realized gains (losses), net of tax, included in net income of Other [4], [5]	21	(35)	20	(117)	(157)	NM	(34%)	(129)	(254)	(97%)

Net income	$428	$359	$438	$318	$525	23%	65%	$1,082	$1,281	18%

ROE (core earnings last 12 months to equity excluding AOCI)	17.7%	18.0%	18.6%	18.5%	21.1%	3.4	2.6
Assets under management	$302,312	$327,480	$335,792	$353,563	$367,002	21%	4%
DAC capitalization	$441	$503	$524	$522	$524		—
DAC amortization	$308	$539	$344	$309	$(49)		NM
DAC and PVFP assets	$9,125	$9,070	$9,158	$9,516	$10,275		8%
United States Statutory surplus ($ in billions) [8]	$4.6	$4.7	$4.8	$4.8	$4.9

[1]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively.

[2]	Includes charges of $5 and $8, after tax, recorded in the three months and nine months ended September 30, 2007 for the unlock of unearned revenue reserves, in Individual Annuity and Individual Life, respectively.

[3]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[4]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006.
The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life, International and Net realized gains (losses) were ($72), $20, ($18), $53 and ($46), respectively.

[5]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended September 30, 2007.
The after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Instituional Solutions Group, Individual Life, International and Net realized gains (losses) were $198, ($1), ($9), $1, $16, $22 and ($17), respectively.

[6]	Included in the nine months ended September 30, 2006 is a charge of $7, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 and the nine months ended September 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[7]	Included in the nine months ended September 30, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products.

[8]	Estimated United States statutory surplus at September 30, 2007 .

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
REVENUES
Earned premiums	$1,129	$1,107	$1,208	$1,245	$1,434	27%	15%	$3,483	$3,887	12%
Fee income	1,149	1,303	1,278	1,341	1,394	21%	4%	3,423	4,013	17%
Net investment income
Securities available-for-sale and other	802	825	852	884	883	10%	—	2,359	2,619	11%
Equity securities held for trading [1]	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total net investment income	1,987	1,980	1,062	2,118	185	(91%)	(91%)	3,028	3,365	11%
Net realized capital gains (losses)	11	5	23	(221)	(288)	NM	(30%)	(265)	(486)	(83%)

Total revenues	4,276	4,395	3,571	4,483	2,725	(36%)	(39%)	9,669	10,779	11%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	2,738	2,656	1,868	2,958	1,213	(56%)	(59%)	5,384	6,039	12%
Amortization of deferred policy acquisition costs and present value of future profits	308	539	344	309	(49)	NM	NM	913	604	(34%)
Insurance operating costs and other expenses	681	733	767	801	811	19%	1%	1,975	2,379	20%

Total benefits and expenses	3,727	3,928	2,979	4,068	1,975	(47%)	(51%)	8,272	9,022	9%

NET INCOME
Income before income taxes	549	467	592	415	750	37%	81%	1,397	1,757	26%
Income tax expense	121	108	154	97	225	86%	132%	315	476	51%

Net income	428	359	438	318	525	23%	65%	1,082	1,281	18%

Less: net realized gains (losses), net of tax, included in income of Other	21	(35)	20	(117)	(157)	NM	(34%)	(129)	(254)	(97%)

Core earnings	$407	$394	$418	$435	$682	68%	57%	1,211	1,535	27%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2006	2006	2007	2007	2007	Change	Change
Assets
General account	$100,137	$103,264	$107,638	$109,937	$114,494	14%	4%
Separate account	162,901	180,484	181,726	191,814	197,877	21%	3%

Total assets	263,038	283,748	289,364	301,751	312,371	19%	4%

Mutual fund assets	39,274	43,732	46,428	51,812	54,631	39%	5%

Total assets under management	$302,312	$327,480	$335,792	$353,563	$367,002	21%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2006	2006	2007	2007	2007	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,869	$53,173	$53,942	$53,782	$53,917	4%	—
Equity securities, trading, at fair value	27,863	29,393	30,805	31,843	34,901	25%	10%
Equity securities, available-for-sale, at fair value	771	811	1,298	1,387	1,307	70%	(6%)
Policy loans, at outstanding balance	2,057	2,051	2,099	2,052	2,050	—	—
Mortgage loans on real estate	2,451	2,909	3,509	4,236	4,551	86%	7%
Other investments	920	1,077	1,263	1,330	1,483	61%	12%

Total investments	85,931	89,414	92,916	94,630	98,209	14%	4%

Cash	1,198	1,199	1,561	1,434	1,769	48%	23%
Premiums receivable and agents’ balances	378	424	455	413	403	7%	(2%)
Reinsurance recoverables	805	1,106	1,112	1,165	1,235	53%	6%
Deferred policy acquisition costs and present value of future profits	9,125	9,070	9,158	9,516	10,275	13%	8%
Deferred income taxes	(685)	(717)	(763)	(510)	(724)	(6%)	(42%)
Goodwill	796	796	805	805	805	1%	—
Property and equipment, net	230	248	257	358	372	62%	4%
Other assets	2,359	1,724	2,137	2,126	2,150	(9%)	1%
Separate account assets	162,901	180,484	181,726	191,814	197,877	21%	3%

Total assets	$263,038	$283,748	$289,364	$301,751	$312,371	19%	4%

Future policy benefits, unpaid losses and loss adjustment expenses	$13,662	$14,016	$14,255	$14,630	$15,007	10%	3%
Other policyholder funds and benefits payable	69,296	71,311	73,465	74,796	78,925	14%	6%
Unearned premiums	86	103	124	132	141	64%	7%
Consumer Notes	41	258	435	588	723	NM	23%
Debt	0	0	0	114	114	—	—
Other liabilities	5,823	6,012	8,499	8,774	8,195	41%	(7%)
Separate account liabilities	162,901	180,484	181,726	191,814	197,877	21%	3%

Total liabilities	251,809	272,184	278,504	290,848	300,982	20%	3%

Equity excluding AOCI, net of tax	10,847	11,177	10,483	11,025	11,619	7%	5%
AOCI, net of tax	382	387	377	(122)	(230)	NM	(89%)

Total stockholders’ equity	11,229	11,564	10,860	10,903	11,389	1%	4%

Total liabilities and stockholders’ equity	$263,038	$283,748	$289,364	$301,751	$312,371	19%	4%

Hartford Life and Accident Insurance Company NAIC RBC		387%
Hartford Life Insurance Company NAIC RBC		463%
Hartford Life and Annuity Insurance Company NAIC RBC		1108%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE
Balance, December 31, 2006	$4,586	$120	$538	$111	$2,113	$118	$1,509	$(25)	$9,070
Adjustments to unrealized gains and losses on securities available — for — sale and other	17	—	(2)	—	47	—	3	—	65

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,603	120	536	111	2,160	118	1,512	(25)	9,135
Cumulative effect of accounting changes (SOP 05-1) (Pre-tax)	(16)	—	(4)	—	—	(59)	—	—	(79)
Capitalization	654	76	100	41	262	52	385	—	1,570
Amortization — Deferred Policy Acquisition Costs	(564)	(63)	(28)	(21)	(112)	(48)	(178)	—	(1,014)
Amortization — Present Value of Future Profits	1	—	—	—	(3)	—	—	—	(2)
Amortization — Realized Capital Gains	—	—	—	—	—	—	—	85	85
Amortization — Unlock	305	(2)	(14)	2	37	—	25	(26)	327
Effect of Currency Translation Adjustment	—	—	—	—	—	—	61		61

Balance, September 30, 2007	4,983	131	590	133	2,344	63	1,805	34	10,083
Adjustments to unrealized gains and losses on securities available — for — sale and other	68	4	31	5	12	—	72	—	192

Balance, September 30, 2007 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,051	$135	$621	$138	$2,356	$63	$1,877	$34	$10,275

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other		HFSG	Total
Effect of Unlock [2] — September 30, 2007	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total Life	Corporate [1]	Company
Mutual Fund and Other Fees	$(8)	$—	$—	$—	$(13)	$—	$—	$—	$(21)	$—	$(21)
Reinsurance Premiums	—	—	—	—	—	—	—	—	—	—	—
Death Benefits	6	—	—	—	—	—	(9)	—	(3)	—	(3)
Sales Inducements	(14)	—	—	—	—	—	—	—	(14)	—	(14)
Amortization of deferred policy acquisition costs and present value of future profits	(305)	2	14	(2)	(37)	—	(25)	26	(327)	—	(327)
Other Expenses	—	—	—	—	—	—	—	—	—	(5)	(5)

Effect of Unlock on Income before income taxes	305	(2)	(14)	2	24	—	34	(26)	323	5	328
Income tax expense (benefit)	107	(1)	(5)	1	8	—	12	(9)	113	2	115

Effect of Unlock on Net Income	198	(1)	(9)	1	16	—	22	(17)	210	3	213
Less; net realized gains (losses), net of tax, included in net income of Other	—	—	—	—	—	—	—	(17)	(17)	—	(17)

Effect of Unlock on Core Earnings	$198	$(1)	$(9)	$1	$16	$—	$22	$—	$227	$3	$230

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive; increases to expense amounts are positive; and increases to income before taxes, net income and core earnings are positive.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of September 30, 2007
	ACCOUNT	NET AMT AT	% of NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$50,944	$3,138	91%	$280
with 5% rollup [2]	3,626	249	80%	51
with Earnings Protection Benefit Rider (EPB) [3]	5,765	603	84%	95
with 5% rollup & EPB	1,408	170	81%	33

Total MAV	61,743	4,160	89%	459
Asset Protection Benefit (APB) [4]	43,053	135	48%	70
Lifetime Income Benefit (LIB) — Death Benefit [5]	9,034	27	—%	27
Reset [6] (5-7 years)	6,541	87	—%	87
Return of Premium [7]/Other	10,572	28	4%	27

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$130,943	$4,437	85%	$670

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	34,888	207	37%	130

TOTAL	$165,831	$4,644	83%	$800

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
OTHER DATA	2006	2006	2007	2007	2007
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,335.85	1,418.30	1,420.86	1,503.35	1,526.75
Total Account Value	$115,610	$121,807	$122,858	$129,260	$130,943
Retained net amount of risk	985	824	782	701	670
GMDB net GAAP liability [9]	134	159	166	175	191
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$28,265	$29,653	$31,148	$32,050	$34,888
Retained net amount of risk	53	19	35	14	130
GMDB/GMIB net GAAP liability [9]	70	31	34	35	30

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $25.2 billion and $22.6 billion as of September 30, 2007 and December 31, 2006 respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended December 31, 2006 for U.S. and Japan variable annuity business of $18 and ($41), respectively. Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended September 30, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2007
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,899
Liability for reinsurance in unauthorized companies	(9)

Net statutory reinsurance reserve credit	$1,890

Statutory amounts recoverable from reinsurers	$139

The top ten reinsurers represent $1,857 or 98% of the total statutory reserve credit and amounts recoverable.
•	4% of this amount is with reinsurers rated “A++” by A.M. Best at October 16, 2007.

•	63% of this amount is with reinsurers rated “A+” by A.M. Best at October 16, 2007.

•	31% of this amount is with reinsurers rated “A-” by A.M. Best at October 16, 2007.

•	2% of this amount is with reinsurers rated “B++” by A.M. Best at October 16, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2007	December 31, 2006
Statutory Capital and Surplus	$4,780	$4,734
GAAP Adjustments
Investment in subsidiaries	(53)	(265)
Deferred policy acquisition costs	9,516	9,070
Deferred taxes	(738)	(936)
Benefit reserves	(3,520)	(3,425)
Unrealized gains on investments, net of impairments	521	1,214
Asset valuation reserve and interest maintenance reserve	636	686
Goodwill	629	585
Other, net	(868)	(99)

GAAP Stockholders’ Equity	$10,903	$11,564

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
Revenues	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$475	$503	$507	$542	$548	15%	1%	$1,410	$1,597	13%
Mutual fund and other fees [3]	31	36	37	36	28	(10%)	(22%)	96	101	5%

Total fee income	506	539	544	578	576	14%	—	1,506	1,698	13%

Direct premiums	12	5	14	21	24	100%	14%	49	59	20%
Reinsurance premiums [3]	(35)	(33)	(35)	(35)	(37)	(6%)	(6%)	(107)	(107)	—

Net premiums	(23)	(28)	(21)	(14)	(13)	43%	7%	(58)	(48)	17%

Total premiums and other considerations	483	511	523	564	563	17%	—	1,448	1,650	14%

Net investment income
Net investment income on G/A assets	226	222	227	229	237	5%	3%	695	693	—
Net investment income on assigned capital	16	16	11	12	12	(25%)	—	47	35	(26%)
Charge for invested capital	(35)	(38)	(38)	(38)	(39)	(11%)	(3%)	(105)	(115)	(10%)

Total net investment income	207	200	200	203	210	1%	3%	637	613	(4%)
Net realized capital gains (losses)	1	3	(2)	(2)	—	(100%)	100%	6	(4)	NM

Total revenues	691	714	721	765	773	12%	1%	2,091	2,259	8%

Benefits and Expenses
Benefits and losses
Death benefits [3]	9	30	12	10	16	78%	60%	27	38	41%
Other contract benefits	15	15	15	15	18	20%	20%	60	48	(20%)
Change in reserve	3	(6)	2	13	18	NM	38%	8	33	NM
Sales inducements [3]	12	10	13	16	2	(83%)	(88%)	35	31	(11%)
Interest credited on G/A assets	158	159	154	149	156	(1%)	5%	481	459	(5%)

Total benefits and losses	197	208	196	203	210	7%	3%	611	609	—

Other insurance expenses
Commissions & wholesaling expenses	257	284	296	316	304	18%	(4%)	802	916	14%
Operating expenses	53	56	51	60	55	4%	(8%)	150	166	11%
Premium taxes and other expenses	4	(2)	5	4	2	(50%)	(50%)	12	11	(8%)

Subtotal — expenses before deferral	314	338	352	380	361	15%	(5%)	964	1,093	13%
Deferred policy acquisition costs	(187)	(206)	(217)	(225)	(212)	(13%)	6%	(602)	(654)	(9%)

Total other insurance expense	127	132	135	155	149	17%	(4%)	362	439	21%
Amortization of deferred policy acquisition costs [3]	184	304	183	186	(111)	NM	NM	563	258	(54%)

Total benefits and expenses	508	644	514	544	248	(51%)	(54%)	1,536	1,306	(15%)

Income before income taxes	183	70	207	221	525	187%	138%	555	953	72%
Income tax expense (benefit) [1] [3]	13	(16)	33	37	161	NM	NM	70	231	NM

Net income [2] [3]	$170	$86	$174	$184	$364	114%	98%	$485	$722	49%

[1]	The three and nine months ended September 30, 2006 includes an additonal $14 of tax benefits related to DRD and foreign tax credit. The three months ended September 30, 2007 includes a $12 tax charge related to DRD.

[2]	Net income equals core earnings for this segment.

[3]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 (decreased)/increased net income by $(72) and $198, respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Mutual Fund and Other Fees	$8	$(8)
Reinsurance Premiums	3	—
Death Benefits	18	6
Sales Inducements	(4)	(14)
Amortization of deferred policy acquisition costs	108	(305)
Income tax expense (benefit)	(39)	107

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
Revenues	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$1	$3	$3	$4	$4	NM	—	$7	$11	57%
Mutual fund and other fees	156	174	183	199	208	33%	5%	468	590	26%

Total fee income	157	177	186	203	212	35%	4%	475	601	27%

Net investment income
Net investment income on G/A assets	1	—	—	—	(3)	NM	—	2	(3)	NM
Net investment income on assigned capital	—	—	(3)	(3)	(2)	—	33%	—	(8)	—

Total net investment income	1	—	(3)	(3)	(5)	NM	(67%)	2	(11)	NM

Net realized capital (losses)	—	—	—	—	—	—	—	(2)	—	100%

Total revenues	158	177	183	200	207	31%	4%	475	590	24%

Benefits and Expenses

Other insurance expenses

Commissions & wholesaling expenses	107	125	133	146	143	34%	(2%)	336	422	26%
Operating expenses	26	29	29	33	34	31%	3%	78	96	23%
Premium taxes and other expenses	3	4	4	3	2	(33%)	(33%)	15	9	(40%)

Subtotal — expenses before deferral	136	158	166	182	179	32%	(2%)	429	527	23%

Deferred policy acquisition costs	(18)	(24)	(27)	(27)	(22)	(22%)	19%	(62)	(76)	(23%)

Total other insurance expense	118	134	139	155	157	33%	1%	367	451	23%

Amortization of deferred policy acquisition costs [2]	17	19	21	21	23	35%	10%	44	65	48%

Total benefits and expenses	135	153	160	176	180	33%	2%	411	516	26%

Income before income taxes	23	24	23	24	27	17%	13%	64	74	16%
Income tax expense	9	8	8	9	9	—	—	23	26	13%

Net income [1], [2]	$14	$16	$15	$15	$18	29%	20%	$41	$48	17%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Individual Annuity
Broker-dealer	$1,943	$2,055	$2,029	$2,152	$2,282	17%	6%	$5,958	$6,463	8%
Banks	1,196	1,332	1,430	1,664	1,513	27%	(9%)	3,792	4,607	21%

Total deposits by distribution	3,139	3,387	3,459	3,816	3,795	21%	(1%)	9,750	11,070	14%

Variable	2,681	3,134	3,256	3,537	3,278	22%	(7%)	9,000	10,071	12%
Fixed MVA/other	458	253	203	279	517	13%	85%	750	999	33%

Total deposits by product	3,139	3,387	3,459	3,816	3,795	21%	(1%)	9,750	11,070	14%

Retail Mutual Funds	2,560	3,111	3,647	3,791	3,369	32%	(11%)	8,031	10,807	35%

529 College Savings Plan/Specialty Products/Other	131	179	192	197	152	16%	(23%)	420	541	29%

Total Retail Products Group	$5,830	$6,677	$7,298	$7,804	$7,316	25%	(6%)	$18,201	$22,418	23%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2006	2006	2007	2007	2007	Change	Change
INDIVIDUAL ANNUITY
General account	$15,708	$15,430	$15,218	$15,100	$15,191	(3%)	1%
Non-guaranteed separate account	102,669	108,872	110,007	116,320	118,123	15%	2%

Total Individual Annuity	$118,377	$124,302	$125,225	$131,420	$133,314	13%	1%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,949	$5,630	$5,461	$5,354	$5,075	(15%)	(5%)
Non-guaranteed separate account	102,540	108,735	109,869	116,175	117,976	15%	2%

Total individual variable annuities	108,489	114,365	115,330	121,529	123,051	13%	1%

Fixed MVA & other individual annuities [1]	9,888	9,937	9,895	9,891	10,263	4%	4%

Total Individual Annuity	118,377	124,302	125,225	131,420	133,314	13%	1%

Specialty Products/Other — Segregated Assets	454	525	569	639	671	48%	5%

Mutual Fund Assets
Retail mutual fund assets	34,720	38,536	40,921	45,644	47,785	38%	5%
Specialty Product/Other mutual fund assets	503	579	663	789	892	77%	13%
529 College Savings Plan assets	811	910	966	1,094	1,147	41%	5%

Total Mutual Fund Assets	36,034	40,025	42,550	47,527	49,824	38%	5%

Total Retail Products Group Assets Under Management	$154,865	$164,852	$168,344	$179,586	$183,809	19%	2%

[1]	Internal transfer of single premium immediate annuity business from Fixed Annuities business to Institutional Solutions Group in the three months ended September 30, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
VARIABLE ANNUITIES	Beginning balance	$106,224	$108,489	$114,365	$115,330	$121,529
	Deposits	2,681	3,134	3,256	3,537	3,278
	Surrenders	(3,279)	(3,444)	(3,394)	(3,529)	(3,471)
	Death benefits/annuity payouts	(373)	(392)	(443)	(434)	(419)
	Transfers [2]	(17)	6	(2)	7	(21)

	Net Flows	(988)	(696)	(583)	(419)	(633)
	Change in market value/change in reserve/interest credited	3,249	6,568	1,542	6,618	2,155
	Other [4]	4	4	6	—	—

	Ending balance	$108,489	$114,365	$115,330	$121,529	$123,051

FIXED MVA AND OTHER	Beginning balance	$10,036	$9,888	$9,937	$9,895	$9,891
	Deposits	458	253	203	279	517
	Surrenders	(311)	(258)	(281)	(321)	(227)
	Death benefits/annuity payouts	(104)	(103)	(115)	(111)	(96)
	Transfers [2]	39	33	36	27	53

	Net Flows	82	(75)	(157)	(126)	247
	Change in market value/change in reserve/interest credited	120	124	115	122	125
	Other [3]	(350)	—	—	—	—

	Ending balance	$9,888	$9,937	$9,895	$9,891	$10,263

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$116,260	$118,377	$124,302	$125,225	$131,420
	Deposits	3,139	3,387	3,459	3,816	3,795
	Surrenders	(3,590)	(3,702)	(3,675)	(3,850)	(3,698)
	Death benefits/annuity payouts	(477)	(495)	(558)	(545)	(515)
	Transfers [2]	22	39	34	34	32

	Net Flows	(906)	(771)	(740)	(545)	(386)
	Change in market value/change in reserve/interest credited	3,369	6,692	1,657	6,740	2,280
	Other [3][4]	(346)	4	6	—	—

	Ending balance	$118,377	$124,302	$125,225	$131,420	$133,314

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Internal transfer of single premium immediate annuity business from Individual Annuity to Institutional in the three months ended September 30, 2006.

[4]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
RETAIL MUTUAL FUNDS
	Beginning balance	$32,611	$34,720	$38,536	$40,921	$45,644
	Deposits	2,560	3,111	3,647	3,791	3,369
	Redemptions	(1,365)	(1,564)	(1,762)	(2,042)	(2,718)

	Net Sales	1,195	1,547	1,885	1,749	651
	Change in market value	939	2,296	530	3,004	1,517
	Other [1]	(25)	(27)	(30)	(30)	(27)

	Ending balance	$34,720	$38,536	$40,921	$45,644	$47,785

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
Revenues	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Premiums and other considerations
Variable annuity fees	$44	$49	$50	$56	$58	32%	4%	$129	$164	27%
Mutual fund and other fees	4	4	4	3	3	(25%)	—	10	10	—

Total fee income	48	53	54	59	61	27%	3%	139	174	25%

Direct premiums	1	2	2	1	—	(100%)	(100%)	17	3	(82%)

Total premiums and other considerations	49	55	56	60	61	24%	2%	156	177	13%

Net investment income
Net investment income on G/A assets	80	82	85	88	85	6%	(3%)	236	258	9%
Net investment income on assigned capital	2	3	3	3	4	100%	33%	7	10	43%
Charge for invested capital	—	(1)	—	(1)	—	—	100%	(1)	(1)	—

Total net investment income	82	84	88	90	89	9%	(1%)	242	267	10%
Net realized capital gains (losses)	—	—	(1)	—	1	—	—	1	—	(100%)

Total revenues	131	139	143	150	151	15%	1%	399	444	11%

Benefits and Expenses
Benefits and losses
Death benefits	1	(1)	—	(1)	—	(100%)	100%	1	(1)	NM
Other contract benefits	13	13	12	12	12	(8%)	—	39	36	(8%)
Change in reserve	(5)	(5)	(6)	(5)	(6)	(20%)	(20%)	(5)	(17)	NM
Interest credited on G/A assets	52	54	56	56	56	8%	—	154	168	9%

Total benefits and losses	61	61	62	62	62	2%	—	189	186	(2%)

Other insurance expenses
Commissions & wholesaling expenses	20	20	23	24	24	20%	—	59	71	20%
Operating expenses	48	55	49	54	50	4%	(7%)	130	153	18%
Premium taxes and other expenses	(2)	(3)	1	(1)	—	100%	100%	(1)	—	100%

Subtotal — expenses before deferral	66	72	73	77	74	12%	(4%)	188	224	19%
Deferred policy acquisition costs	(30)	(39)	(33)	(33)	(34)	(13%)	(3%)	(86)	(100)	(16%)

Total other insurance expense	36	33	40	44	40	11%	(9%)	102	124	22%
Amortization of deferred policy acquisition costs [2]	6	(21)	9	8	25	NM	NM	22	42	91%

Total benefits and expenses	103	73	111	114	127	23%	11%	313	352	12%

Income before income taxes	28	66	32	36	24	(14%)	(33%)	86	92	7%
Income tax expense [2]	7	21	9	10	5	(29%)	(50%)	22	24	9%

Net income [1] [2]	$21	$45	$23	$26	$19	(10%)	(27%)	$64	$68	6%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 (decreased)/increased net income by $20 and $(9), respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Amortization of deferred policy acquisition costs	$(31)	$14
Income tax expense	11	(5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
401(k)
Annuity — plan/participant rollovers	$428	$430	$786	$421	$467	9%	11%	$1,558	$1,674	7%
Annuity — ongoing contributions	408	427	497	553	504	24%	(9%)	1,250	1,554	24%

Total 401(k) Annuity	836	857	1,283	974	971	16%	—	2,808	3,228	15%
Mutual funds	120	86	120	96	94	(22%)	(2%)	308	310	1%

Total 401(k)	956	943	1,403	1,070	1,065	11%	—	3,116	3,538	14%

403(b)/457
Annuity — plan/participant rollovers	76	359	89	72	79	4%	10%	312	240	(23%)
Annuity — ongoing contributions	215	222	236	222	247	15%	11%	659	705	7%

Total 403(b)/457 Annuity	291	581	325	294	326	12%	11%	971	945	(3%)
Mutual funds	—	—	—	6	6	—	—	—	12	—

Total 403(b)/457	291	581	325	300	332	14%	11%	971	957	(1%)

Total Retirement Plans	$1,247	$1,524	$1,728	$1,370	$1,397	12%	2%	$4,087	$4,495	10%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2006	2006	2007	2007	2007	Change	Change
401(k)
General account	$1,313	$1,317	$1,351	$1,303	$1,314	—	1%
Non-guaranteed separate account	9,691	10,718	11,628	12,755	13,371	38%	5%

Total 401(k) — Annuity account value	11,004	12,035	12,979	14,058	14,685	33%	4%
Mutual fund assets [1]	1,036	1,140	1,209	1,320	1,389	34%	5%

Total 401(k) Assets Under Management	$12,040	$13,175	$14,188	$15,378	$16,074	34%	5%

403(b)/457
General account	$4,431	$4,577	$4,586	$4,564	$4,610	4%	1%
Non-guaranteed separate account	6,260	6,963	7,167	7,633	7,876	26%	3%

Total 403(b)/457 - Annuity account value	10,691	11,540	11,753	12,197	12,486	17%	2%
Mutual fund assets	—	—	—	9	20	—	122%

Total 403(b)/457 Assets Under Management	$10,691	$11,540	$11,753	$12,206	$12,506	17%	2%

TOTAL RETIREMENT
General account	$5,744	$5,894	$5,937	$5,867	$5,924	3%	1%
Non-guaranteed separate account	15,951	17,681	18,795	20,388	21,247	33%	4%

Total Retirement Plans account value	21,695	23,575	24,732	26,255	27,171	25%	3%
Mutual fund assets	1,036	1,140	1,209	1,329	1,409	36%	6%

Total Retirement Plans Assets Under Management	$22,731	$24,715	$25,941	$27,584	$28,580	26%	4%

[1]	401(k) mutual fund assets are predominantly comprised of The Hartford’s 401(k) plan.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
401(k)
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,282	$11,004	$12,035	$12,979	$14,058
	Deposits	836	857	1,283	974	971
	Surrenders	(382)	(475)	(531)	(550)	(599)
	Death benefits/annuity payouts	(7)	(7)	(13)	(7)	(10)

	Net Flows	447	375	739	417	362
	Change in market value/change in reserve/interest credited	275	656	205	662	265

	Ending balance	$11,004	$12,035	$12,979	$14,058	$14,685

403(b)/457
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,458	$10,691	$11,540	$11,753	$12,197
	Deposits	291	581	325	294	326
	Surrenders	(283)	(231)	(272)	(399)	(306)
	Death benefits/annuity payouts	(13)	(17)	(15)	(12)	(12)

	Net Flows	(5)	333	38	(117)	8
	Change in market value/change in reserve/interest credited	238	516	175	561	281

	Ending balance	$10,691	$11,540	$11,753	$12,197	$12,486

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$18	$19	$13	$20	25%	54%	$47	$52	11%
Cost of insurance charges	10	12	12	20	20	100%	—	25	52	108%
Mutual fund and other fees	6	7	30	20	57	NM	185%	15	107	NM

Total fee income	32	37	61	53	97	NM	83%	87	211	143%

Direct premiums	143	105	168	191	411	187%	115%	502	770	53%

Total premiums and other considerations	175	142	229	244	508	190%	108%	589	981	67%

Net investment income
Net investment income on G/A assets	251	270	284	299	311	24%	4%	714	894	25%
Net investment income on assigned capital	5	5	7	9	9	80%	—	15	25	67%
Charge for invested capital	—	(1)	—	—	—	—	—	—	—	—

Total net investment income	256	274	291	308	320	25%	4%	729	919	26%
Net realized capital gains (losses)	(2)	(1)	(3)	(4)	1	NM	NM	(4)	(6)	(50%)

Total revenues	429	415	517	548	829	93%	51%	1,314	1,894	44%

Benefits and Expenses
Benefits and losses
Death benefits	11	13	12	26	22	100%	(15%)	28	60	114%
Other contract benefits	92	93	97	103	107	16%	4%	252	307	22%
Change in reserve	137	96	154	174	396	189%	128%	480	724	51%
Interest credited on G/A assets	135	145	154	171	167	24%	(2%)	377	492	31%

Total benefits and losses	375	347	417	474	692	85%	46%	1,137	1,583	39%

Other insurance expenses
Commissions & wholesaling expenses	10	15	15	18	15	50%	(17%)	31	48	55%
Operating expenses	16	20	18	19	19	19%	—	49	56	14%
Premium taxes and other expenses	6	12	24	6	56	NM	NM	13	86	NM

Subtotal — expenses before deferral	32	47	57	43	90	181%	109%	93	190	104%
Deferred policy acquisition costs	(14)	(22)	(19)	(13)	(9)	36%	31%	(40)	(41)	(3%)

Total other insurance expense	18	25	38	30	81	NM	170%	53	149	181%
Amortization of deferred policy acquisition costs [2]	6	10	15	2	2	(67%)	—	22	19	(14%)

Total benefits and expenses	399	382	470	506	775	94%	53%	1,212	1,751	44%

Income before income taxes	30	33	47	42	54	80%	29%	102	143	40%
Income tax expense	6	9	14	13	15	150%	15%	27	42	56%

Net income [1], [2]	$24	$24	$33	$29	$39	63%	34%	$75	$101	35%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Institutional
Structured settlements	$119	$162	$278	$286	$235	97%	(18%)	$461	$799	73%
Institutional annuities	97	27	5	43	257	165%	NM	246	305	24%
Guaranteed interest products	623	874	855	784	831	33%	6%	1,900	2,470	30%
Other	108	235	51	158	58	(46%)	(63%)	268	267	—

Subtotal	947	1,298	1,189	1,271	1,381	46%	9%	2,875	3,841	34%
Mutual funds	166	286	309	298	571	NM	92%	866	1,178	36%

Total Institutional	1,113	1,584	1,498	1,569	1,952	75%	24%	3,741	5,019	34%

Private Placement Life Insurance
Corporate owned	131	549	1,390	786	2,569	NM	NM	457	4,745	NM
Private clients	11	10	7	3	10	(9%)	NM	35	20	(43%)

Total Private Placement Life Insurance	142	559	1,397	789	2,579	NM	NM	492	4,765	NM

Total Institutional Solutions Group	$1,255	$2,143	$2,895	$2,358	$4,531	NM	92%	$4,233	$9,784	131%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2006	2006	2007	2007	2007	Change	Change
INSTITUTIONAL
General account	$16,429	$17,249	$18,166	$18,899	$19,701	20%	4%
Guaranteed separate account	416	417	416	407	413	(1%)	1%
Non-guaranteed separate account	4,165	4,548	4,577	4,821	4,927	18%	2%

Total Institutional account value	21,010	22,214	23,159	24,127	25,041	19%	4%
Mutual fund assets	2,204	2,567	2,669	2,956	3,398	54%	15%

Total Institutional Assets Under Management	$23,214	$24,781	$25,828	$27,083	$28,439	23%	5%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$7	$7	$59	$3	$2	(71%)	(33%)
Non-guaranteed separate account	25,118	26,124	27,780	29,050	32,039	28%	10%

Total Private Placement Life Insurance account value	25,125	26,131	27,839	29,053	32,041	28%	10%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$16,436	$17,256	$18,225	$18,902	$19,703	20%	4%
Guaranteed separate account	416	417	416	407	413	(1%)	1%
Non-guaranteed separate account	29,283	30,672	32,357	33,871	36,966	26%	9%

Total Institutional Solutions Group account value	46,135	48,345	50,998	53,180	57,082	24%	7%
Mutual fund assets	2,204	2,567	2,669	2,956	3,398	54%	15%

Total Institutional Solutions Group Assets Under Management	$48,339	$50,912	$53,667	$56,136	$60,480	25%	8%

BY PRODUCT

Institutional
Structured settlements	$5,108	$5,267	$5,543	$5,827	$6,063	19%	4%
Institutional annuities	2,828	2,849	2,838	2,866	3,114	10%	9%
Guaranteed interest products	8,671	9,308	9,946	10,363	10,676	23%	3%
Other	4,403	4,790	4,832	5,071	5,188	18%	2%

Total Institutional account value	21,010	22,214	23,159	24,127	25,041	19%	4%

Private Placement Life Insurance	25,125	26,131	27,839	29,053	32,041	28%	10%

Total Institutional Solutions Group account value	46,135	48,345	50,998	53,180	57,082	24%	7%

Institutional Mutual Fund Assets	2,204	2,567	2,669	2,956	3,398	54%	15%

Total Institutional Solutions Group Assets Under Management	$48,339	$50,912	$53,667	$56,136	$60,480	25%	8%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$19,730	$21,010	$22,214	$23,159	$24,127
	Deposits	947	1,298	1,189	1,271	1,381
	Surrenders	(327)	(420)	(411)	(562)	(730)
	Death benefits/annuity payouts	(145)	(140)	(151)	(147)	(150)

	Net Flows	475	738	627	562	501
	Change in market value/change in reserve/interest credited	455	466	318	406	413
	Transfers [2]	350	—	—	—	—

	Ending balance	$21,010	$22,214	$23,159	$24,127	$25,041

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$24,629	$25,125	$26,131	$27,839	$29,053
	Deposits	142	559	1,397	789	2,579
	Surrenders	(1)	(4)	(3)	(1)	(2)
	Death benefits/annuity payouts	(9)	(14)	(27)	(18)	(11)

	Net Flows	132	541	1,367	770	2,566
	Change in market value/change in reserve/interest credited	397	469	398	495	462
	Other [3]	(33)	(4)	(57)	(51)	(40)

	Ending balance	$25,125	$26,131	$27,839	$29,053	$32,041

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	3Q06 internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable life fees	$16	$17	$17	$19	$19	19%	—	$49	$55	12%
Cost of insurance charges	125	128	130	132	134	7%	2%	370	396	7%
Other fees [2]	59	128	68	65	53	(10%)	(18%)	191	186	(3%)

Total fee income	200	273	215	216	206	3%	(5%)	610	637	4%

Direct premiums	25	26	25	28	28	12%	—	69	81	17%
Reinsurance premiums	(36)	(43)	(40)	(41)	(42)	(17%)	(2%)	(105)	(123)	(17%)

Net premiums	(11)	(17)	(15)	(13)	(14)	(27%)	(8%)	(36)	(42)	(17%)

Total premiums and other considerations	189	256	200	203	192	2%	(5%)	574	595	4%

Net investment income
Net investment income on G/A assets	85	87	89	91	92	8%	1%	254	272	7%
Net investment income on assigned capital	3	3	3	3	3	—	—	8	9	13%
Charge for invested capital	(7)	(6)	(5)	(5)	(4)	43%	20%	(22)	(14)	36%

Total net investment income	81	84	87	89	91	12%	2%	240	267	11%
Net realized capital gains (losses)	1	2	(2)	(3)	(1)	NM	67%	3	(6)	NM

Total revenues	271	342	285	289	282	4%	(2%)	817	856	5%

Benefits and Expenses
Benefits and losses
Death benefits	62	57	70	74	78	26%	5%	194	222	14%
Other contract benefits	6	7	6	6	6	—	—	20	18	(10%)
Change in reserve	(3)	(4)	(3)	(5)	(4)	(33%)	20%	(14)	(12)	14%
Interest credited on G/A assets	59	62	63	61	63	7%	3%	175	187	7%

Total benefits and losses	124	122	136	136	143	15%	5%	375	415	11%

Other insurance expenses
Commissions & wholesaling expenses	57	66	59	59	58	2%	(2%)	173	176	2%
Operating expenses	64	69	63	64	65	2%	2%	182	192	5%
Dividends to policyholders	—	1	1	—	1	—	—	2	2	—
Premium taxes and other expenses	11	10	11	14	8	(27%)	(43%)	32	33	3%

Subtotal — expenses before deferral	132	146	134	137	132	—	(4%)	389	403	4%
Deferred policy acquisition costs	(88)	(99)	(87)	(87)	(88)	—	(1%)	(257)	(262)	(2%)

Total other insurance expense	44	47	47	50	44	—	(12%)	132	141	7%

Amortization of deferred policy acquisition costs and present value of future profits [2]	38	131	36	41	1	(97%)	(98%)	110	78	(29%)

Total benefits and expenses	206	300	219	227	188	(9%)	(17%)	617	634	3%

Income before income taxes	65	42	66	62	94	45%	52%	200	222	11%
Income tax expense [2]	19	11	20	18	31	63%	72%	61	69	13%

Net income [1]	$46	$31	$46	$44	$63	37%	43%	$139	$153	10%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 (decreased)/increased net income by $(18) and $16, respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Other Fees	$48	$(13)
Amortization of deferred policy acquisition costs	76	(37)
Income tax expense (benefit)	(10)	8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer	$22	$28	$20	$27	$26	18%	(4%)	$58	$73	26%
Banks	10	14	10	10	11	10%	10%	27	31	15%
Independent broker-dealer/WFS	15	24	14	17	17	13%	—	50	48	(4%)
Life professional/other	21	23	16	14	15	(29%)	7%	60	45	(25%)

Total sales by distribution	$68	$89	$60	$68	$69	1%	1%	$195	$197	1%

SALES BY PRODUCT
Variable life	$27	$36	$26	$33	$33	22%	—	$79	$92	16%
Universal life/whole life	36	47	30	29	31	(14%)	7%	103	90	(13%)
Term life/other	5	6	4	6	5	—	(17%)	13	15	15%

Total sales by product	$68	$89	$60	$68	$69	1%	1%	$195	$197	1%

ACCOUNT VALUE
General account	$5,123	$5,233	$5,334	$5,413	$5,486	7%	1%
Separate account	5,754	6,138	6,244	6,692	6,884	20%	3%

Total account value	$10,877	$11,371	$11,578	$12,105	$12,370	14%	2%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,242	$6,637	$6,754	$7,206	$7,402	19%	3%
Universal life/interest sensitive whole life	3,932	4,035	4,126	4,208	4,285	9%	2%
Modified guaranteed life	591	584	580	573	564	(5%)	(2%)
Other	112	115	118	118	119	6%	1%

Total account value by product	$10,877	$11,371	$11,578	$12,105	$12,370	14%	2%

LIFE INSURANCE IN FORCE
Variable life	$73,126	$73,770	$74,439	$75,496	$76,498	5%	1%
Universal life/interest sensitive whole life	44,069	45,230	46,013	46,750	47,581	8%	2%
Term life	41,751	44,175	46,053	48,536	50,641	21%	4%
Modified guaranteed life	740	727	718	702	687	(7%)	(2%)
Other	324	325	323	319	316	(2%)	(1%)

Total life insurance in force	$160,010	$164,227	$167,546	$171,803	$175,723	10%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
VARIABLE LIFE	Beginning balance	$6,053	$6,242	$6,637	$6,754	$7,206
	First year & single premiums	72	86	77	87	92
	Renewal premiums	134	143	156	140	134

	Premiums and deposits	206	229	233	227	226
	Surrenders	(92)	(114)	(86)	(89)	(77)
	Death benefits	(11)	(10)	(24)	(14)	(18)

	Net Flows	103	105	123	124	131
	Policy fees	(119)	(121)	(124)	(125)	(127)
	Change in market value/interest credited	205	411	118	453	192

	Ending balance	$6,242	$6,637	$6,754	$7,206	$7,402

OTHER [1]	Beginning balance	$4,557	$4,635	$4,734	$4,824	$4,899
	First year & single premiums	106	126	111	105	97
	Renewal premiums	100	114	119	109	115

	Premiums and deposits	206	240	230	214	212
	Surrenders	(41)	(59)	(53)	(52)	(54)
	Death benefits	(25)	(19)	(23)	(21)	(20)

	Net Flows	140	162	154	141	138
	Policy fees	(115)	(117)	(120)	(122)	(125)
	Change in market value/interest credited	53	54	56	56	56

	Ending balance	$4,635	$4,734	$4,824	$4,899	$4,968

TOTAL INDIVIDUAL LIFE	Beginning balance	$10,610	$10,877	$11,371	$11,578	$12,105
	First year & single premiums	178	212	188	192	189
	Renewal premiums	234	257	275	249	249

	Premiums and deposits	412	469	463	441	438
	Surrenders	(133)	(173)	(139)	(141)	(131)
	Death benefits	(36)	(29)	(47)	(35)	(38)

	Net Flows	243	267	277	265	269
	Policy fees	(234)	(238)	(244)	(247)	(252)
	Change in market value/interest credited	258	465	174	509	248

	Ending balance	$10,877	$11,371	$11,578	$12,105	$12,370

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
ASO fees	$10	$9	$8	$9	$8	(20%)	(11%)	$28	$25	(11%)
Other fees	—	1	—	—	—	—	—	—	—	—

Total fee income	10	10	8	9	8	(20%)	(11%)	28	25	(11%)

Direct premiums	969	993	1,027	1,030	996	3%	(3%)	2,876	3,053	6%
Reinsurance premiums	53	55	49	53	57	8%	8%	188	159	(15%)

Net premiums	1,022	1,048	1,076	1,083	1,053	3%	(3%)	3,064	3,212	5%

Total premiums and other considerations	1,032	1,058	1,084	1,092	1,061	3%	(3%)	3,092	3,237	5%

Net investment income
Net investment income on G/A assets	93	92	99	98	96	3%	(2%)	273	293	7%
Net investment income on assigned capital	13	13	19	19	19	46%	—	37	57	54%

Total net investment income	106	105	118	117	115	8%	(2%)	310	350	13%
Net realized capital gains (losses)	(1)	(2)	(1)	(2)	2	NM	NM	(4)	(1)	75%

Total revenues	1,137	1,161	1,201	1,207	1,178	4%	(2%)	3,398	3,586	6%

Benefits and Expenses
Benefits and losses
Death benefits	252	268	266	267	265	5%	(1%)	767	798	4%
Other contract benefits	452	470	479	479	475	5%	(1%)	1,334	1,433	7%
Change in reserve	41	12	61	47	25	(39%)	(47%)	151	133	(12%)

Total benefits and losses	745	750	806	793	765	3%	(4%)	2,252	2,364	5%

Other insurance expenses
Commissions & wholesaling expenses	147	142	156	147	135	(8%)	(8%)	419	438	5%
Operating expenses	128	144	133	129	137	7%	6%	382	399	4%
Premium taxes and other expenses	20	19	19	10	23	15%	130%	60	52	(13%)

Subtotal — expenses before deferral	295	305	308	286	295	—	3%	861	889	3%
Deferred policy acquisition costs	(14)	(22)	(20)	(11)	(21)	(50%)	(91%)	(42)	(52)	(24%)

Total other insurance expense	281	283	288	275	274	(2%)	—	819	837	2%
Amortization of deferred policy acquisition costs	10	11	17	18	13	30%	(28%)	30	48	60%

Total benefits and expenses	1,036	1,044	1,111	1,086	1,052	2%	(3%)	3,101	3,249	5%

Income before income taxes	101	117	90	121	126	25%	4%	297	337	13%
Income tax expense	27	30	24	34	36	33%	6%	81	94	16%

Net income [1]	$74	$87	$66	$87	$90	22%	3%	$216	$243	13%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
							Year	Sequential	NINE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
		2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$446	$457	$470	$463	$459	3%	(1%)	$1,343	$1,392	4%
	Group life	465	458	473	483	482	4%	-	1,372	1,438	5%
	Other	111	126	122	122	112	1%	(8%)	344	356	3%

	Total fully insured - ongoing premiums	1,022	1,041	1,065	1,068	1,053	3%	(1%)	3,059	3,186	4%

	Total buyouts [1]	—	7	11	15	—	—	(100%)	5	26	NM

	Total premiums	1,022	1,048	1,076	1,083	1,053	3%	(3%)	3,064	3,212	5%
	Group disability - premium equivalents [2]	84	90	85	84	85	1%	1%	244	254	4%

	Total premiums and premium equivalents	$1,106	$1,138	$1,161	$1,167	$1,138	3%	(2%)	$3,308	$3,466	5%

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$61	$39	$177	$40	$54	(11%)	35%	$277	$271	(2%)
NEW PREMIUMS)	Group life [3]	89	55	156	66	67	(25%)	2%	374	289	(23%)
	Other	25	17	53	13	4	(84%)	(69%)	99	70	(29%)

	Total fully insured - ongoing sales	175	111	386	119	125	(29%)	5%	750	630	(16%)

	Total buyouts [1]	—	—	2	24	—	—	(100%)	5	26	NM

	Total sales	175	111	388	143	125	(29%)	(13%)	755	656	(13%)
	Group disability premium equivalents [2]	44	6	54	13	22	(50%)	69%	104	89	(14%)

	Total sales and premium equivalents	$219	$117	$442	$156	$147	(33%)	(6%)	$859	$745	(13%)

RATIOS [3]	Loss Ratio	72.2%	70.7%	74.1%	72.2%	72.1%	(0.1)	(0.1)	72.8%	72.8%	—
	Expense Ratio	28.2%	28.0%	28.4%	27.2%	27.0%	(1.2)	(0.2)	27.5%	27.6%	0.1

GAAP RESERVES [4]	Group disability	$4,524	$4,535	$4,590	$4,652	$4,667	3%	—
	Group life	1,267	1,269	1,276	1,269	1,281	1%	1%
	Other	162	173	178	168	168	4%	—

	Total GAAP reserves	$5,953	$5,977	$6,044	$6,089	$6,116	3%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $239, $236, $230, $219, and $221 as of 3Q 2006, 4Q 2006, 1Q 2007, 2Q 2007, and 3Q 2007 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Months	3 Months	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
CORE EARNINGS
Japan operations	$54	$111	$61	$63	$87	61%	38%	$156	$211	35%
Other international operations	(7)	(10)	(7)	(4)	(8)	(14%)	(100%)	(11)	(19)	(73%)

Core earnings [1]	$47	$101	$54	$59	$79	68%	34%	145	192	32%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$1,184	$1,167	$1,678	$1,754	$1,803	52%	3%	$4,666	$5,235	12%
Fixed MVA	63	36	28	12	24	(62%)	100%	238	64	(73%)

Total deposits by product	$1,247	$1,203	$1,706	$1,766	$1,827	47%	3%	$4,904	$5,299	8%

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥137,767	¥137,283	¥199,523	¥211,961	¥212,415	54%	—	¥542,265	¥623,899	15%
Fixed MVA	7,296	4,216	3,391	1,393	2,792	(62%)	100%	27,634	7,576	(73%)

Total deposits by product	¥145,063	¥141,499	¥202,914	¥213,354	¥215,207	48%	1%	¥569,899	¥631,475	11%

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$824	$695	$1,184	$1,282	$1,386	68%	8%	$3,474	$3,852	11%
Fixed MVA	53	23	13	(3)	12	(77%)	NM	201	22	(89%)

Total net flows by product	$877	$718	$1,197	$1,279	$1,398	59%	9%	$3,675	$3,874	5%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥95,938	¥81,749	¥140,557	¥154,811	¥163,067	70%	5%	¥403,848	¥458,435	14%
Fixed MVA	6,100	2,679	1,621	(443)	1,354	(78%)	NM	23,841	2,532	(89%)

Total net flows by product	¥102,038	¥84,428	¥142,178	¥154,368	¥164,421	61%	7%	¥427,689	¥460,967	8%

JAPAN AUM — Dollars
Individual Annuity
Variable	$28,265	$29,653	$31,148	$32,050	$34,888	23%	9%
Fixed MVA	1,676	1,690	1,723	1,658	1,785	7%	8%

Total AUM by product	$29,941	$31,343	$32,871	$33,708	$36,673	22%	9%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,337,133	¥3,533,426	¥3,677,972	¥3,958,157	¥4,012,693	20%	1%
Fixed MVA	197,811	201,362	203,489	204,729	205,275	4%	—

Total AUM by product	¥3,534,944	¥3,734,788	¥3,881,461	¥4,162,886	¥4,217,968	19%	1%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
						Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Revenues
Premiums and other considerations
Variable annuity fees	$163	$171	$174	$185	$197	21%	6%	$470	$556	18%
Other fees	18	16	18	15	12	(33%)	(20%)	48	45	(6%)

Total fee income	181	187	192	200	209	15%	5%	518	601	16%

Reinsurance premiums	(3)	(2)	(3)	(2)	(3)	—	(50%)	(6)	(8)	(33%)

Net premiums	(3)	(2)	(3)	(2)	(3)	—	(50%)	(6)	(8)	(33%)

Total premiums and other considerations	178	185	189	198	206	16%	4%	512	593	16%

Net investment income
Net investment income on G/A assets	27	28	28	29	31	15%	7%	74	88	19%
Net investment income on assigned capital	—	—	1	1	—	—	(100%)	—	2	—

Total net investment income	27	28	29	30	31	15%	3%	74	90	22%
Net realized capital (losses)	(16)	(18)	(18)	(20)	(16)	—	20%	(46)	(54)	(17%)

Total revenues	189	195	200	208	221	17%	6%	540	629	16%

Benefits and Expenses
Benefits and losses
Death and other benefits [2]	5	(37)	2	2	(6)	NM	NM	19	(2)	NM
Sales inducements	—	—	—	—	1	—	—	—	1	—
Interest credited on G/A assets	6	5	6	6	6	—	—	16	18	13%

Total benefits and losses	11	(32)	8	8	1	(91%)	(88%)	35	17	(51%)

Other insurance expenses
Commissions & wholesaling expenses	83	84	113	112	120	45%	7%	307	345	12%
Operating expenses	36	37	33	38	46	28%	21%	104	117	13%
Premium taxes and other expenses	8	5	9	9	7	(13%)	(22%)	24	25	4%

Subtotal — expenses before deferral	127	126	155	159	173	36%	9%	435	487	12%
Deferred policy acquisition costs	(84)	(84)	(113)	(115)	(121)	(44%)	(5%)	(318)	(349)	(10%)

Total other insurance expense	43	42	42	44	52	21%	18%	117	138	18%
Amortization of deferred policy acquisition costs [2]	54	15	56	59	34	(37%)	(42%)	151	149	(1%)

Total benefits and expenses	108	25	106	111	87	(19%)	(22%)	303	304	-

Income before income taxes	81	170	94	97	134	65%	38%	237	325	37%
Income tax expense [2]	27	59	33	34	47	74%	38%	81	114	41%

Net income [1] [2]	$54	$111	$61	$63	$87	61%	38%	$156	$211	35%

[1]	Net income equals core earnings for Japan.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 and September 30, 2007 increased net income by $53 and $22, respectively. The effect on each income statement line item is as follows:

	December 31, 2006	September 30, 2007
Death and other benefits	$(41)	$(9)
Amortization of deferred policy acquisition costs	(41)	(25)
Income tax expense	29	12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD (Dollars)

		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
VARIABLE ANNUITIES	Beginning balance	$27,323	$28,265	$29,653	$31,148	$32,050
	Deposits/Premiums/other	1,184	1,167	1,678	1,754	1,803
	Surrenders	(282)	(389)	(394)	(364)	(309)
	Death benefits/annuitizations/other	(78)	(83)	(100)	(108)	(108)

	Net Flows	824	695	1,184	1,282	1,386
	Change in market value/currency/change in reserve/interest credited	1,016	975	29	1,045	(893)
	Effect of currency translation	(898)	(282)	282	(1,425)	2,345

	Ending balance	$28,265	$29,653	$31,148	$32,050	$34,888

FIXED MVA AND OTHER	Beginning balance	$1,667	$1,676	$1,690	$1,723	$1,658
	Deposits/Premiums/other	63	36	28	12	24
	Surrenders	(4)	(7)	(9)	(8)	(4)
	Death benefits/annuitizations/other	(6)	(6)	(6)	(7)	(8)

	Net Flows	53	23	13	(3)	12
	Change in market value/currency/change in reserve/interest credited	10	7	4	14	(7)
	Effect of currency translation	(54)	(16)	16	(76)	122

	Ending balance	$1,676	$1,690	$1,723	$1,658	$1,785

TOTAL JAPAN	Beginning balance	$28,990	$29,941	$31,343	$32,871	$33,708
	Deposits/Premiums/other	1,247	1,203	1,706	1,766	1,827
	Surrenders	(286)	(396)	(403)	(372)	(313)
	Death benefits/annuitizations/other	(84)	(89)	(106)	(115)	(116)

	Net Flows	877	718	1,197	1,279	1,398
	Change in market value/change in reserve/interest credited	1,026	982	33	1,059	(900)
	Effect of currency translation	(952)	(298)	298	(1,501)	2,467

	Ending balance	$29,941	$31,343	$32,871	$33,708	$36,673

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD (Yen)

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2006	2006	2007	2007	2007
VARIABLE ANNUITIES	Beginning balance	¥3,123,427	¥3,337,133	¥3,533,426	¥3,677,972	¥3,958,157
	Deposits/Premiums/other	137,767	137,283	199,523	211,961	212,415
	Surrenders	(32,806)	(45,724)	(47,094)	(44,092)	(36,607)
	Death benefits/annuitizations/other	(9,023)	(9,810)	(11,872)	(13,058)	(12,741)

	Net Flows	95,938	81,749	140,557	154,811	163,067
	Change in market value/change in reserve/interest credited	117,768	114,544	3,989	125,374	(108,531)

	Ending balance	3,337,133	3,533,426	3,677,972	3,958,157	4,012,693

FIXED MVA AND OTHER	Beginning balance	190,520	197,811	201,362	203,489	204,729
	Deposits/Premiums/other	7,296	4,216	3,391	1,393	2,792
	Surrenders	(517)	(875)	(1,098)	(992)	(529)
	Death benefits/annuitizations/other	(679)	(662)	(672)	(844)	(909)

	Net Flows	6,100	2,679	1,621	(443)	1,354
	Change in market value/change in reserve/interest credited	646	687	693	723	753
	Effect of currency translation on USD Fixed Annuity products	545	185	(187)	960	(1,561)

	Ending balance	197,811	201,362	203,489	204,729	205,275

TOTAL JAPAN	Beginning balance	3,313,947	3,534,944	3,734,788	3,881,461	4,162,886
	Deposits/Premiums/other	145,063	141,499	202,914	213,354	215,207
	Surrenders	(33,323)	(46,599)	(48,192)	(45,084)	(37,136)
	Death benefits/annuitizations/other	(9,702)	(10,472)	(12,544)	(13,902)	(13,650)

	Net Flows	102,038	84,428	142,178	154,368	164,421
	Change in market value/change in reserve/interest credited	118,414	115,231	4,682	126,097	(107,778)
	Effect of currency translation on USD Fixed Annuity products	545	185	(187)	960	(1,561)

	Ending balance	¥3,534,944	¥3,734,788	¥3,881,461	¥4,162,886	¥4,217,968

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,699	$2,625	$2,622	$2,675	$2,630	(3%)	(2%)	$8,037	$7,927	(1%)
Earned premiums	2,632	2,628	2,623	2,622	2,628	—	—	7,805	7,873	1%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	123	164	124	134	130	6%	(3%)	454	388	(15%)
Personal Lines	89	108	130	84	78	(12%)	(7%)	321	292	(9%)
Specialty Commercial	41	19	39	(1)	17	(59%)	NM	45	55	22%

Ongoing Operations underwriting results	253	291	293	217	225	(11%)	4%	820	735	(10%)
Other Operations [1]	(62)	(17)	(24)	(120)	(43)	31%	64%	(349)	(187)	46%

Total Property & Casualty underwriting results	$191	$274	$269	$97	$182	(5%)	88%	$471	$548	16%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [2]	65.4	62.9	63.0	65.5	65.7	(0.3)	(0.2)	64.8	64.8	—
Prior year [3]	(1.1)	(0.8)	0.2	(0.5)	(0.4)	(0.7)	(0.1)	(0.5)	(0.2)	(0.3)

Total losses and loss adjustment expenses	64.4	62.1	63.1	65.1	65.3	(0.9)	(0.2)	64.2	64.5	(0.3)
Expenses	25.7	27.1	25.5	26.3	25.9	(0.2)	0.4	25.0	25.9	(0.9)
Policyholder dividends	0.3	(0.3)	0.2	0.4	0.2	0.1	0.2	0.2	0.2	—
Combined ratio	90.4	88.9	88.8	91.7	91.4	(1.0)	0.3	89.5	90.7	(1.2)

Catastrophes
Current year	1.9	1.4	1.1	2.0	1.2	0.7	0.8	2.1	1.4	0.7
Prior year	(1.5)	0.1	(0.2)	0.1	0.3	(1.8)	(0.2)	(0.9)	0.1	(1.0)

Catastrophe ratio	0.4	1.5	0.9	2.1	1.5	(1.1)	0.6	1.1	1.5	(0.4)

Combined ratio before catastrophes	90.0	87.4	87.9	89.6	89.9	0.1	(0.3)	88.3	89.2	(0.9)

Combined ratio before catastrophes and prior year development [3]	89.6	88.3	87.6	90.2	90.6	(1.0)	(0.4)	87.9	89.5	(1.6)

Total Property & Casualty Income and ROE
Net income	$381	$498	$461	$344	$353	(7%)	3%	$1,021	$1,158	13%
Core earnings	371	448	448	362	405	9%	12%	1,027	1,215	18%

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations			24.3%	23.4%	23.7%		0.3
Other Operations			(9.2%)	3.4%	5.2%		1.8
Total Property & Casualty	16.7%	19.2%	20.9%	21.5%	21.9%	5.2	0.4

	PROPERTY & CASUALTY
	Dec. 31,	Sept. 30,
	2006	2007	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.2	$8.4	$0.2
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.3	—

[1]	The nine months ended Sepember 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[2]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,699	$2,625	$2,622	$2,675	$2,630	(3%)	(2%)	$8,037	$7,927	(1%)
Change in unearned premium reserve	67	(3)	(1)	53	2	(97%)	(96%)	232	54	(77%)

Earned premiums	2,632	2,628	2,623	2,622	2,628	—	—	7,805	7,873	1%

Losses and loss adjustment expenses
Current year [1]	1,723	1,650	1,653	1,716	1,727	—	1%	5,056	5,096	1%
Prior year [2]	30	(5)	22	104	28	(7%)	(73%)	301	154	(49%)

Total losses and loss adjustment expenses	1,753	1,645	1,675	1,820	1,755	—	(4%)	5,357	5,250	(2%)

Underwriting expenses [3]	680	716	675	695	686	1%	(1%)	1,961	2,056	5%
Dividends to policyholders	8	(7)	4	10	5	(38%)	(50%)	16	19	19%

Underwriting results	191	274	269	97	182	(5%)	88%	471	548	16%

Net servicing income	15	8	11	14	16	7%	14%	45	41	(9%)
Net investment income	359	405	413	446	407	13%	(9%)	1,081	1,266	17%
Periodic net coupon settlements on credit derivatives, before-tax	1	2	3	3	5	NM	67%	2	11	NM
Other expenses [4]	(40)	(55)	(60)	(58)	(64)	(60%)	(10%)	(168)	(182)	(8%)
Income tax expense	(155)	(186)	(188)	(140)	(141)	9%	(1%)	(404)	(469)	(16%)

Core earnings	371	448	448	362	405	9%	12%	1,027	1,215	18%

Add: Net realized capital gains (losses), after-tax [5] [6]	10	50	13	(18)	(52)	NM	(189%)	(6)	(57)	NM

Net income	$381	$498	$461	$344	$353	(7%)	3%	$1,021	$1,158	13%

Total Property & Casualty effective tax rate - net income	29.7%	23.3%	29.7%	27.6%	24.2%	(5.5)	(3.4)	28.2%	27.5%	(0.7)
Total Property & Casualty effective tax rate - core earnings	29.5%	29.4%	29.5%	27.9%	25.8%	(3.7)	(2.1)	28.2%	27.8%	(0.4)

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The nine months ended September 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[3]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $41, including $7 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $7 for the nine months ended September 30, 2006 including $4 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	The three months ended March 31, 2007, June 30, 2007 and September 30, 2007 included $14, $12 and $12 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[5]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[6]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,699	$2,623	$2,622	$2,674	$2,628	(3%)	(2%)	$8,035	$7,924	(1%)
Change in unearned premium reserve	67	(2)	(1)	53	2	(97%)	(96%)	232	54	(77%)

Earned premiums	2,632	2,625	2,623	2,621	2,626	—	—	7,803	7,870	1%
Losses and loss adjustment expenses
Current year [1]	1,723	1,650	1,653	1,716	1,727	—	1%	5,056	5,096	1%
Prior year [2]	(28)	(21)	4	(12)	(11)	61%	8%	(43)	(19)	56%

Total losses and loss adjustment expenses	1,695	1,629	1,657	1,704	1,716	1%	1%	5,013	5,077	1%

Underwriting expenses [3]	676	712	669	690	680	1%	(1%)	1,954	2,039	4%
Dividends to policyholders	8	(7)	4	10	5	(38%)	(50%)	16	19	19%

Underwriting results	253	291	293	217	225	(11%)	4%	820	735	(10%)

Net servicing income	15	8	11	14	16	7%	14%	45	41	(9%)
Net investment income	299	339	351	385	346	16%	(10%)	886	1,082	22%
Periodic net coupon settlements on credit derivatives, before-tax	1	2	3	3	5	NM	67%	2	11	NM
Other expenses [4]	(40)	(54)	(60)	(56)	(63)	(58%)	(13%)	(168)	(179)	(7%)
Income tax expense	(160)	(174)	(178)	(165)	(138)	14%	16%	(470)	(481)	(2%)

Core earnings	368	412	420	398	391	6%	(2%)	1,115	1,209	8%

Add: Net realized capital gains (losses), after-tax [5] [6]	7	38	9	(14)	(50)	NM	NM	(11)	(55)	NM

Net income	$375	$450	$429	$384	$341	(9%)	(11%)	$1,104	$1,154	5%

Ongoing Operations effective tax rate — net income	30.3%	22.6%	29.9%	29.1%	24.5%	(5.8)	(4.6)	29.6%	28.1%	(1.5)
Ongoing Operations effective tax rate — core earnings	30.2%	29.6%	29.8%	29.3%	26.1%	(4.1)	(3.2)	29.7%	28.5%	(1.2)

[1]	The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The three and nine months ended September 30, 2006 included a net release of catastrophe reserves of $39 and $74, respectively, primarily related to the 2004 and 2005 hurricanes. The nine months ended September 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[3]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $41, including $7 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $7 for the nine months ended September 30, 2006 including $4 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	The three months ended March 31, 2007, June 30, 2007 and September 30, 2007 included $14, $12 and $12 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[5]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[6]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,242	$1,035	$351	$2,628
Change in unearned premium reserve	(29)	51	(20)	2

Earned premiums	1,271	984	371	2,626

Losses and loss adjustment expenses
Current year	801	685	241	1,727
Prior year	(26)	7	8	(11)

Total losses and loss adjustment expenses	775	692	249	1,716

Underwriting expenses	363	214	103	680
Dividends to policyholders	3	—	2	5

Underwriting results	$130	$78	$17	$225

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	62.9	69.5	65.6	65.7
Prior year [1]	(2.1)	0.7	2.3	(0.4)

Total losses and loss adjustment expenses	60.9	70.1	67.9	65.3

Expenses	28.6	21.9	27.4	25.9
Policyholder dividends	0.3	—	0.3	0.2

Combined ratio	89.7	92.0	95.6	91.4

Catastrophes
Current year	0.4	2.6	0.2	1.2
Prior year	—	0.4	1.3	0.3

Catastrophe ratio	0.4	3.0	1.5	1.5

Combined ratio before catastrophes	89.4	89.0	94.2	89.9

Combined ratio before catastrophes and prior year development [1]	91.4	88.7	93.1	90.6

[1] Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$3,788	$3,013	$1,123	$7,924
Change in unearned premium reserve	(56)	109	1	54

Earned premiums	3,844	2,904	1,122	7,870

Losses and loss adjustment expenses
Current year	2,394	1,955	747	5,096
Prior year	(49)	15	15	(19)

Total losses and loss adjustment expenses	2,345	1,970	762	5,077

Underwriting expenses	1,097	642	300	2,039
Dividends to policyholders	14	—	5	19

Underwriting results	$388	$292	$55	$735

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	62.3	67.3	66.6	64.8
Prior year [1]	(1.3)	0.5	1.4	(0.2)

Total losses and loss adjustment expenses	61.0	67.8	68.0	64.5

Expenses	28.5	22.1	26.7	25.9
Policyholder dividends	0.4	—	0.4	0.2

Combined ratio	89.9	89.9	95.1	90.7

Catastrophes
Current year	0.9	2.6	0.3	1.4
Prior year	(0.1)	0.2	0.1	0.1

Catastrophe ratio	0.8	2.8	0.4	1.5

Combined ratio before catastrophes	89.1	87.1	94.8	89.2

Combined ratio before catastrophes and prior year development [1]	90.3	86.9	93.4	89.5

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$2,699	$2,623	$2,622	$2,674	$2,628	(3%)	(2%)	$8,035	$7,924	(1%)
Change in unearned premium reserve	67	(2)	(1)	53	2	(97%)	(96%)	232	54	(77%)

Earned premiums	2,632	2,625	2,623	2,621	2,626	—	—	7,803	7,870	1%

Losses and loss adjustment expenses
Current year	1,723	1,650	1,653	1,716	1,727	—	1%	5,056	5,096	1%
Prior year [1]	(28)	(21)	4	(12)	(11)	61%	8%	(43)	(19)	56%

Total losses and loss adjustment expenses	1,695	1,629	1,657	1,704	1,716	1%	1%	5,013	5,077	1%

Underwriting expenses [2]	676	712	669	690	680	1%	(1%)	1,954	2,039	4%
Dividends to policyholders	8	(7)	4	10	5	(38%)	(50%)	16	19	19%

Underwriting results	$253	$291	$293	$217	$225	(11%)	4%	$820	$735	(10%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	65.4	62.9	63.0	65.5	65.7	(0.3)	(0.2)	64.8	64.8	—
Prior year [1] [4]	(1.1)	(0.8)	0.2	(0.5)	(0.4)	(0.7)	(0.1)	(0.5)	(0.2)	(0.3)

Total losses and loss adjustment expenses	64.4	62.1	63.1	65.1	65.3	(0.9)	(0.2)	64.2	64.5	(0.3)

Expenses	25.7	27.1	25.5	26.3	25.9	(0.2)	0.4	25.0	25.9	(0.9)
Policyholder dividends	0.3	(0.3)	0.2	0.4	0.2	0.1	0.2	0.2	0.2	—

Combined ratio	90.4	88.9	88.8	91.7	91.4	(1.0)	0.3	89.5	90.7	(1.2)

Catastrophes
Current year	1.9	1.4	1.1	2.0	1.2	0.7	0.8	2.1	1.4	0.7
Prior year	(1.5)	0.1	(0.2)	0.1	0.3	(1.8)	(0.2)	(0.9)	0.1	(1.0)

Catastrophe ratio	0.4	1.5	0.9	2.1	1.5	(1.1)	0.6	1.1	1.5	(0.4)

Combined ratio before catastrophes	90.0	87.4	87.9	89.6	89.9	0.1	(0.3)	88.3	89.2	(0.9)

Combined ratio before catastrophes and prior year development [4]	89.6	88.3	87.6	90.2	90.6	(1.0)	(0.4)	87.9	89.5	(1.6)

[1]	The three and nine months ended September 30, 2006 included a net release of catastrophe reserves of $39 and $74, respectively, primarily related to the 2004 and 2005 hurricanes. The nine months ended September 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $41, including $7 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $7 for the nine months ended September 30, 2006 including $4 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$1,294	$1,313	$1,298	$1,248	$1,242	(4%)	—	$3,872	$3,788	(2%)
Change in unearned premium reserve	2	18	6	(33)	(29)	NM	12%	49	(56)	NM

Earned premiums	1,292	1,295	1,292	1,281	1,271	(2%)	(1%)	3,823	3,844	1%

Losses and loss adjustment expenses

Current year	821	761	793	800	801	(2%)	—	2,366	2,394	1%
Prior year [1]	(20)	(15)	6	(29)	(26)	(30%)	10%	(46)	(49)	(7%)

Total losses and loss adjustment expenses	801	746	799	771	775	(3%)	1%	2,320	2,345	1%

Underwriting expenses [2]	361	384	366	368	363	1%	(1%)	1,036	1,097	6%
Dividends to policyholders	7	1	3	8	3	(57%)	(63%)	13	14	8%

Underwriting results	$123	$164	$124	$134	$130	6%	(3%)	$454	$388	(15%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	63.5	58.9	61.4	62.5	62.9	0.6	(0.4)	61.9	62.3	(0.4)
Prior year [1] [4]	(1.5)	(1.2)	0.5	(2.3)	(2.1)	0.6	(0.2)	(1.2)	(1.3)	0.1

Total losses and loss adjustment expenses	62.0	57.7	61.8	60.3	60.9	1.1	(0.6)	60.7	61.0	(0.3)

Expenses	27.9	29.6	28.3	28.7	28.6	(0.7)	0.1	27.1	28.5	(1.4)
Policyholder dividends	0.5	0.1	0.2	0.6	0.3	0.2	0.3	0.3	0.4	(0.1)

Combined ratio	90.4	87.3	90.4	89.6	89.7	0.7	(0.1)	88.1	89.9	(1.8)

Catastrophes
Current year	1.9	0.6	0.9	1.4	0.4	1.5	1.0	1.7	0.9	0.8
Prior year	(2.0)	0.4	(0.1)	—	—	(2.0)	—	(0.6)	(0.1)	(0.5)

Catastrophe ratio	(0.1)	1.0	0.7	1.4	0.4	(0.5)	1.0	1.0	0.8	0.2

Combined ratio before catastrophes	90.5	86.3	89.6	88.2	89.4	1.1	(1.2)	87.1	89.1	(2.0)

Combined ratio before catastrophes and prior year development [4]	90.0	87.9	89.1	90.5	91.4	(1.4)	(0.9)	87.7	90.3	(2.6)

[1]	The nine months ended September 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business. The three months ended September 30, 2006 included a net catastrophe reserve release of $26, primarily related to the 2004 and 2005 hurricanes. The three months ended December 31, 2006 included a net reserve release of $20 related to allocated loss adjustment expense reserves on workers’ compensation and package business. The three months ended June 30, 2007 included a net reserve release of $30, principally related to package business and payroll alliance business. The three months ended September 30, 2007 included a reserve release of $58 on workers’ compensation business for recent accident years, partially offset by reserve strengthening of $40 on workers’ compensation business for older accident years.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $22, including $4 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $4 for the nine months ended September 30, 2006 including $2 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $2. The three months ended September 30, 2007 included Citizens’ assessment recoupments of $1.

[3]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, predominantly related to workers’ compensation claims and package business.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
WRITTEN PREMIUMS [1]
Small Commercial	$657	$666	$740	$694	$664	1%	(4%)	$2,062	$2,098	2%
Middle Market	637	647	558	554	578	(9%)	4%	1,810	1,690	(7%)

Total	$1,294	$1,313	$1,298	$1,248	$1,242	(4%)	—	$3,872	$3,788	(2%)

EARNED PREMIUMS [1]

Small Commercial	$668	$685	$681	$684	$683	2%	—	$1,967	$2,048	4%
Middle Market	624	610	611	597	588	(6%)	(2%)	1,856	1,796	(3%)

Total	$1,292	$1,295	$1,292	$1,281	$1,271	(2%)	(1%)	$3,823	$3,844	1%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Written Price Increases/(Decreases)
Small Commercial	1%	—	(1%)	(1%)	(1%)	(2%)	—	1%	(1%)	(2%)
Middle Market	(4%)	(5%)	(4%)	(4%)	(3%)	1%	1%	(4%)	(4%)	—

Premium Retention
Small Commercial	88%	86%	85%	84%	84%	(4%)	—	87%	84%	(3%)
Middle Market	84%	83%	79%	78%	77%	(7%)	(1%)	82%	78%	(4%)

New Business Premium $
Small Commercial	$125	$120	$129	$126	$116	(7%)	(8%)	$413	$371	(10%)
Middle Market	$119	$117	$106	$100	$95	(20%)	(5%)	$341	$301	(12%)

Policies in force
Small Commercial	979,655	991,979	1,005,879	1,020,262	1,031,855	5%	1%
Middle Market	105,610	106,130	105,641	105,970	105,944	—	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums [1]	$1,022	$941	$939	$1,039	$1,035	1%	—	$2,936	$3,013	3%
Change in unearned premium reserve	70	(9)	(14)	72	51	(27%)	(29%)	126	109	(13%)

Earned premiums [1]	952	950	953	967	984	3%	2%	2,810	2,904	3%

Losses and loss adjustment expenses
Current year	655	622	610	660	685	5%	4%	1,894	1,955	3%
Prior year [2]	(7)	(8)	4	4	7	NM	75%	(30)	15	NM

Total losses and loss adjustment expenses	648	614	614	664	692	7%	4%	1,864	1,970	6%

Underwriting expenses [3]	215	228	209	219	214	—	(2%)	625	642	3%

Underwriting results	$89	$108	$130	$84	$78	(12%)	(7%)	$321	$292	(9%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [4]	68.6	65.7	64.0	68.4	69.5	(0.9)	(1.1)	67.3	67.3	—
Prior year [2] [5]	(0.7)	(0.9)	0.5	0.3	0.7	(1.4)	(0.4)	(1.1)	0.5	(1.6)

Total losses and loss adjustment expenses	67.9	64.8	64.5	68.7	70.1	(2.2)	(1.4)	66.3	67.8	(1.5)

Expenses	22.8	23.8	21.9	22.6	21.9	0.9	0.7	22.3	22.1	0.2

Combined ratio	90.7	88.6	86.4	91.3	92.0	(1.3)	(0.7)	88.6	89.9	(1.3)

Catastrophes	2.3								2.6
Current year	2.3	3.0	1.8	3.3	2.6	(0.3)	0.7	3.2	2.6	0.6
Prior year	(1.1)	0.3	—	0.3	0.4	(1.5)	(0.1)	(0.6)	0.2	(0.8)

Catastrophe ratio	1.2	3.3	1.8	3.6	3.0	(1.8)	0.6	2.6	2.8	(0.2)

Combined ratio before catastrophes	89.5	85.3	84.6	87.7	89.0	0.5	(1.3)	85.9	87.1	(1.2)

Combined ratio before catastrophes and prior year development [5] [6]	89.0	86.5	84.1	87.7	88.7	0.3	(1.0)	86.4	86.9	(0.5)

COMBINED RATIO
Automobile	96.6	92.5	90.7	95.9	95.9	0.7	—	94.0	94.2	(0.2)
Homeowners	73.7	77.5	74.8	79.0	81.9	(8.2)	(2.9)	72.9	78.6	(5.7)

Total	90.7	88.6	86.4	91.3	92.0	(1.3)	(0.7)	88.6	89.9	(1.3)

[1]	Written premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $37, $30, $27 and $14, respectively. Earned premiums for Omni for the three months ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were $39, $36, $33 and $19, respectively.

[2]	The three and nine months ended September 30, 2006 included a net release of catastrophe reserves of $11 and $17, respectively, primarily related to the 2004 and 2005 hurricanes.

[3]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $19, including $3 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $3 for the nine months ended September 30, 2006 including $2 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $2. The three months ended June 30, 2007 included Citizens’ assessment recoupments of $1.

[4]	The three months ended December 31, 2006 included a current accident year reserve release totaling 3.1 points, predominantly related to auto liability claims. The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 1.1 points, related to auto liability claims.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Excluding the effect of Omni, the Personal Lines combined ratio before catastrophes and prior accident year development for the three months ended September 30, 2006 and December 31, 2006 was 88.0 and 85.8, respectively, and for the nine months ended September 30, 2006 was 85.2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$683	$630	$650	$727	$724	6%	—	$1,950	$2,101	8%
Agency	291	276	269	293	294	1%	—	824	856	4%
Other	48	35	20	19	17	(65%)	(11%)	162	56	(65%)

Total	$1,022	$941	$939	$1,039	$1,035	1%	—	$2,936	$3,013	3%

EARNED PREMIUMS [1]

AARP	$624	$635	$653	$663	$680	9%	3%	$1,831	$1,996	9%
Agency	271	273	277	282	283	4%	—	795	842	6%
Other	57	42	23	22	21	(63%)	(5%)	184	66	(64%)

Total	$952	$950	$953	$967	$984	3%	2%	$2,810	$2,904	3%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$737	$694	$699	$739	$732	(1%)	(1%)	$2,162	$2,170	—
Homeowners	285	247	240	300	303	6%	1%	774	843	9%

Total	$1,022	$941	$939	$1,039	$1,035	1%	—	$2,936	$3,013	3%

EARNED PREMIUMS [1]

Automobile	$708	$703	$693	$705	$712	1%	1%	$2,089	$2,110	1%
Homeowners	244	247	260	262	272	11%	4%	721	794	10%

Total	$952	$950	$953	$967	$984	3%	2%	$2,810	$2,904	3%

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	(1%)	(1%)	—	—	—	1%	—	(1%)	—	1%
Homeowners	4%	6%	8%	6%	5%	1%	(1%)	4%	6%	2%

Premium Retention
Automobile	87%	87%	89%	88%	88%	1%	—	87%	88%	1%
Homeowners	95%	93%	100%	97%	94%	(1%)	(3%)	95%	97%	2%

New Business Premium $
Automobile	$129	$117	$117	$115	$108	(16%)	(6%)	$352	$340	(3%)
Homeowners	$46	$39	$37	$39	$36	(22%)	(8%)	$122	$112	(8%)

Policies in force
Automobile	2,314,116	2,276,165	2,313,512	2,342,883	2,359,246	2%	1%
Homeowners	1,445,973	1,460,679	1,478,797	1,496,354	1,503,681	4%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$383	$369	$385	$387	$351	(8%)	(9%)	$1,227	$1,123	(8%)
Change in unearned premium reserve	(5)	(11)	7	14	(20)	NM	NM	57	1	(98%)

Earned premiums	388	380	378	373	371	(4%)	(1%)	1,170	1,122	(4%)

Losses and loss adjustment expenses
Current year	247	267	250	256	241	(2%)	(6%)	796	747	(6%)
Prior year [1]	(1)	2	(6)	13	8	NM	(38%)	33	15	(55%)

Total losses and loss adjustment expenses	246	269	244	269	249	1%	(7%)	829	762	(8%)

Underwriting expenses	100	100	94	103	103	3%	—	293	300	2%
Dividends to policyholders	1	(8)	1	2	2	100%	—	3	5	67%

Underwriting results	$41	$19	$39	$(1)	$17	(59%)	NM	$45	$55	22%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	64.0	69.7	65.8	68.5	65.6	(1.6)	2.9	68.1	66.6	1.5
Prior year [1] [2]	(0.5)	0.7	(1.7)	3.7	2.3	(2.8)	1.4	2.8	1.4	1.4

Total losses and loss adjustment expenses	63.5	70.4	64.1	72.2	67.9	(4.4)	4.3	70.9	68.0	2.9

Expenses	25.4	26.9	25.0	27.6	27.4	(2.0)	0.2	25.0	26.7	(1.7)
Policyholder dividends	0.5	(2.1)	0.4	0.4	0.3	0.2	0.1	0.3	0.4	(0.1)

Combined ratio	89.4	95.1	89.6	100.3	95.6	(6.2)	4.7	96.2	95.1	1.1

Catastrophes
Current year	0.7	—	0.1	0.6	0.2	0.5	0.4	0.7	0.3	0.4
Prior year	(0.5)	(1.2)	(1.1)	—	1.3	(1.8)	(1.3)	(2.8)	0.1	(2.9)

Catastrophe ratio	0.1	(1.3)	(1.0)	0.6	1.5	(1.4)	(0.9)	(2.1)	0.4	(2.5)

Combined ratio before catastrophes	89.2	96.4	90.6	99.7	94.2	(5.0)	5.5	98.3	94.8	3.5

Combined ratio before catastrophes and prior year development [2]	89.2	94.4	91.2	96.0	93.1	(3.9)	2.9	92.6	93.4	(0.8)

[1]	The nine months ended September 30, 2006 included a net catastrophe reserve release of $30, primarily related to the 2004 and 2005 hurricanes and an increase of $45 for construction defects claims.

[2]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
WRITTEN PREMIUMS [1]

Property	$49	$51	$41	$59	$44	(10%)	(25%)	$161	$144	(11%)
Casualty	130	112	164	129	114	(12%)	(12%)	458	407	(11%)
Professional Liability, Fidelity and Surety	179	187	159	178	173	(3%)	(3%)	510	510	—
Other	25	19	21	21	20	(20%)	(5%)	98	62	(37%)

Total	$383	$369	$385	$387	$351	(8%)	(9%)	$1,227	$1,123	(8%)

EARNED PREMIUMS [1]

Property	$51	$53	$52	$49	$52	2%	6%	$160	$153	(4%)
Casualty	146	132	135	133	124	(15%)	(7%)	435	392	(10%)
Professional Liability, Fidelity and Surety	171	165	170	168	176	3%	5%	485	514	6%
Other	20	30	21	23	19	(5%)	(17%)	90	63	(30%)

Total	$388	$380	$378	$373	$371	(4%)	(1%)	$1,170	$1,122	(4%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
UNDERWRITING RESULTS
Written premiums	$—	$2	$—	$1	$2	—	100%	$2	$3	50%
Change in unearned premium reserve	—	(1)	—	—	—	—	—	—	—	—

Earned premiums	—	3	—	1	2	—	100%	2	3	50%

Losses and loss adjustment expenses
Current year	—	—	—	—	—	—	—	—	—	—
Prior year [1]	58	16	18	116	39	(33%)	(66%)	344	173	(50%)

Total losses and loss adjustment expenses	58	16	18	116	39	(33%)	(66%)	344	173	(50%)

Underwriting expenses	4	4	6	5	6	50%	20%	7	17	143%

Underwriting results	$(62)	$(17)	$(24)	$(120)	$(43)	31%	64%	$(349)	$(187)	46%

Net investment income	60	66	62	61	61	2%	—	195	184	(6%)
Other expenses	—	(1)	—	(2)	(1)	—	50%	—	(3)	—
Income tax benefit (expense)	5	(12)	(10)	25	(3)	NM	NM	66	12	(82%)

Core earnings	3	36	28	(36)	14	NM	NM	(88)	6	NM

Add: Net realized capital gains (losses), after-tax	3	12	4	(4)	(2)	NM	50%	5	(2)	NM

Net income (loss)	$6	$48	$32	$(40)	$12	100%	NM	$(83)	$4	NM

[1]	The nine months ended September 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended September 30, 2006 included environmental reserve strengthening of $43. The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included environmental reserve strengthening of $25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended September 30, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,145		$282	$1,979	$4,406
Losses and loss adjustment expenses incurred	3		25	11	39
Losses and loss adjustment expenses paid	(63)		(17)	(69)	(149)

Ending liability – net [2] [3]	$2,085	[5]	$290	$1,921	$4,296

For the Nine Months Ended September 30, 2007	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,242		$316	$1,858	$4,416
Losses and loss adjustment expenses incurred	19		25	129	173
Losses and loss adjustment expenses paid	(176)		(51)	(191)	(418)
Reallocation of reserves for unallocated loss adjustment expenses [4]	—		—	125	125

Ending liability – net [2] [3]	$2,085	[5]	$290	$1,921	$4,296

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of September 30, 2007, $9 and $6, respectively, as of June 30, 2007, and $9 and $6, respectively, as of December 31, 2006. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and nine months ended September 30, 2007 includes $3 and $6 , respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and nine months ended September 30, 2007 includes $3 and $6, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,808 and $301, respectively, as of September 30, 2007, $2,867 and $316, respectively, as of June 30, 2007, and $3,242 and $362, respectively, as of December 31, 2006.

[4]	Prior to the second quarter of 2007, the Company evaluated the adequacy of reserves for unallocated loss adjustment expenses on a company-wide basis.During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at a segment level, resulting in the reallocation of reserves among segments, including a reallocation of reserves from Ongoing Operations to Other Operations.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $235 and $264, respectively, resulting in a one year net survival ratio of 8.9 and a three year net survival ratio of 7.9. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES COMPANY
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2007
	Number of Accounts [1]	Total Reserves
Accounts with future exposure > $2.5	8	$38
Accounts with future exposure < $2.5	520	100
Other Direct [2]	—	29

Total	528	$167
Assumed Reinsurance		87
London Market		47

Total Gross Environmental Reserves [3] [4]		$301

[1]	Number of accounts established as of June 2007.

[2]	Includes unallocated IBNR.

[3]	The one-year gross paid amount for total environmental claims is $133, resulting in a one-year gross survival ratio of 2.3.

[4]	The three-year average annual gross paid amount for total environmental claims is $114, resulting in a three-year gross survival ratio of 2.6.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended September 30, 2007	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$60	$2	$51	$43
Assumed — Domestic	12	—	5	—
London Market	(10)	—	3	—
Total	62	2	59	43
Ceded	1	1	(42)	(18)
Net	$63	$3	$17	$25

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Nine Months Ended September 30, 2007	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$173	$(291)	$84	$43
Assumed — Domestic	102	72	13	—
London Market	16	76	7	—
Total	291	(143)	104	43
Ceded	(115)	162	(53)	(18)
Net	$176	$19	$51	$25

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations.

Total gross loss and LAE incurred in Ongoing Operations for the three and nine months ended September 30, 2007 includes $5 and $7, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and nine months ended September 30, 2007 includes $3 and $7, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended September 30, 2007
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 7/1/07 - gross	$7,866	$1,846	$6,888	$16,600	$5,390	$21,990
Reinsurance and other recoverables	592	76	2,366	3,034	984	4,018

Liabilities for unpaid losses and loss adjustment expenses at 7/1/07 - net	7,274	1,770	4,522	13,566	4,406	17,972

Provision for unpaid losses and loss adjustment expenses
Current year	801	685	241	1,727	—	1,727
Prior year	(26)	7	8	(11)	39	28

Total provision for unpaid losses and loss adjustment expenses	775	692	249	1,716	39	1,755

Payments	(590)	(620)	(199)	(1,409)	(149)	(1,558)

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 - net	7,459	1,842	4,572	13,873	4,296	18,169
Reinsurance and other recoverables	583	56	2,407	3,046	982	4,028

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 - gross	$8,042	$1,898	$6,979	$16,919	$5,278	$22,197

Earned premiums	$1,271	$984	$371	$2,626	$2	$2,628
Loss and loss expense paid ratio	46.3	62.8	54.4	53.6
Loss and loss expense incurred ratio	60.9	70.1	67.9	65.3
Prior accident year development (pts.)	(2.1)	0.7	2.3	(0.4)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2007
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - gross	$7,794	$1,959	$6,522	$16,275	$5,716	$21,991
Reinsurance and other recoverables	650	134	2,303	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 1/1/07 - net	7,144	1,825	4,219	13,188	4,416	17,604

Provision for unpaid losses and loss adjustment expenses
Current year	2,394	1,955	747	5,096	—	5,096
Prior year	(49)	15	15	(19)	173	154

Total provision for unpaid losses and loss adjustment expenses	2,345	1,970	762	5,077	173	5,250

Payments	(1,832)	(1,895)	(540)	(4,267)	(418)	(4,685)
Reallocation of reserves for unallocated loss adjustment expenses [1]	(198)	(58)	131	(125)	125	—

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 - net	7,459	1,842	4,572	13,873	4,296	18,169
Reinsurance and other recoverables	583	56	2,407	3,046	982	4,028

Liabilities for unpaid losses and loss adjustment expenses at 9/30/07 - gross	$8,042	$1,898	$6,979	$16,919	$5,278	$22,197

Earned premiums	$3,844	$2,904	$1,122	$7,870	$3	$7,873
Loss and loss expense paid ratio	47.6	65.2	48.3	54.2
Loss and loss expense incurred ratio	61.0	67.8	68.0	64.5
Prior accident year development (pts.)	(1.3)	0.5	1.4	(0.2)

[1]	Prior to the second quarter of 2007, the Company evaluated the adequacy of the reserves for unallocated loss adjustment expenses on a company-wide basis. During the quarter ended June 30, 2007, the Company refined its analysis of the reserves at the segment level, resulting in the reallocation of reserves among segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2007	2006
Gross Reinsurance Recoverables

Paid Loss and Loss Adjustment Expenses	$442	$460
Unpaid Loss and Loss Adjustment Expenses	3,907	4,417

Subtotal Gross Reinsurance Recoverables	4,349	4,877

Less: Allowance for Uncollectible Reinsurance	(421)	(412)

Net Reinsurance Recoverables	$3,928	$4,465

	As of December 31, 2006
Distribution of Gross Reinsurance Recoverables	Amount	% of Total
Gross Reinsurance Recoverables	$4,877

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(673)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$4,204

Rated A- (Excellent) or better by A.M. Best [1]	$3,050	72.5%
Other Rated by A.M. Best	162	3.9%

Total Rated Companies	3,212	76.4%

Voluntary Pools	223	5.3%
Captives	197	4.7%
Other Not Rated Companies	572	13.6%

Total	$4,204	100.0%

[1]	Based on A.M. Best ratings at December 31, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Earned premiums	$2,632	$2,628	$2,623	$2,622	$2,628	—	—	$7,805	$7,873	1%
Net investment income	359	405	413	446	407	13%	(9%)	1,081	1,266	17%
Other revenues	118	118	118	124	126	7%	2%	355	368	4%
Net realized capital gains (losses)	16	17	23	(24)	(75)	NM	NM	(8)	(76)	NM

Total revenues	3,125	3,168	3,177	3,168	3,086	(1%)	(3%)	9,233	9,431	2%

Losses and loss adjustment expenses [1]	1,753	1,645	1,675	1,820	1,755	—	(4%)	5,357	5,250	(2%)
Amortization of deferred policy acquisition costs	531	534	528	528	525	(1%)	(1%)	1,572	1,581	1%
Insurance operating costs and expenses [2]	157	175	151	177	166	6%	(6%)	405	494	22%
Other expenses	143	165	167	168	174	22%	4%	478	509	6%

Total benefits and expenses	2,584	2,519	2,521	2,693	2,620	1%	(3%)	7,812	7,834	—

Income before income taxes	541	649	656	475	466	(14%)	(2%)	1,421	1,597	12%

Income tax expense	160	151	195	131	113	(29%)	(14%)	400	439	10%

Net income	381	498	461	344	353	(7%)	3%	1,021	1,158	13%

Less: Net realized capital gains (losses), after-tax [3] [4]	10	50	13	(18)	(52)	NM	(189%)	(6)	(57)	NM

Core earnings	$371	$448	$448	$362	$405	9%	12%	$1,027	$1,215	18%

Total Property & Casualty effective tax rate — net income	29.7%	23.3%	29.7%	27.6%	24.2%	(5.5)	(3.4)	28.2%	27.5%	(0.7)
Total Property & Casualty effective tax rate — core earnings	29.5%	29.4%	29.5%	27.9%	25.8%	(3.7)	(2.1)	28.2%	27.8%	(0.4)

[1]	The nine months ended September 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended December 31, 2006 included a current accident year reserve release of $58, predominantly related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and pa ckage business. The three months ended June 30, 2007 included prior accident year reserve development of $99, principally as a result of an adverse arbitration decision, and current accident year reserve strengthening of $10, related to Personal Lines auto liability claims.

[2]	The nine months ended September 30, 2006 included a reduction to the Citizens’ assessment of $41, including $7 for the three months ended September 30, 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. Citizens’ assessment recoupments totaled $7 for the nine months ended September 30, 2006 including $4 for the three months ended September 30, 2006. The three months ended December 31, 2006 and March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007 and September 30, 2007 included Citizens’ assessment recoupments of $1.

[3]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

[4]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	Sequential
	2006	2006	2007	2007	2007	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$26,460	$27,178	$27,138	$27,468	$27,417	4%	—
Equity securities, available for sale, at fair value	783	873	861	947	1,071	37%	13%
Mortgage loans	291	409	506	655	685	135%	5%
Other investments	843	840	938	1,132	1,217	44%	8%

Total investments	28,377	29,300	29,443	30,202	30,390	7%	1%

Cash	156	225	229	190	183	17%	(4%)
Premiums receivable and agents’ balances	3,308	3,251	3,312	3,436	3,363	2%	(2%)
Reinsurance recoverables	4,232	4,465	4,373	3,966	3,928	(7%)	(1%)
Deferred policy acquisition costs	1,202	1,197	1,201	1,212	1,223	2%	1%
Deferred income tax	715	608	520	686	633	(11%)	(8%)
Goodwill	152	149	149	149	149	(2%)	—
Property and equipment, net	523	543	558	552	569	9%	3%
Other assets	1,404	1,281	1,475	1,403	1,462	4%	4%

Total assets	$40,069	$41,019	$41,260	$41,796	$41,900	5%	—

Unpaid losses and loss adjustment expenses	$21,849	$21,991	$21,987	$21,990	$22,197	2%	1%
Unearned premiums	5,589	5,522	5,537	5,576	5,540	(1%)	(1%)
Other liabilities	2,884	3,321	4,623	4,870	4,883	69%	—

Total liabilities	30,322	30,834	32,147	32,436	32,620	8%	1%

Equity, x-AOCI, net of tax	9,451	9,851	8,781	9,323	9,214	(3%)	(1%)
AOCI, net of tax	296	334	332	37	66	(78%)	78%

Total stockholders’ equity	9,747	10,185	9,113	9,360	9,280	(5%)	(1%)

Total liabilities and stockholders’ equity	$40,069	$41,019	$41,260	$41,796	$41,900	5%	—

Hartford Fire NAIC RBC		588%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2007	Dec. 31, 2006
Adjusted Statutory Capital and Surplus	$8,399	$8,230
GAAP Adjustments
Deferred policy acquisition costs	1,212	1,197
Deferred taxes	(389)	(320)
Benefit reserves	(103)	(107)
Unrealized gains on investments	74	418
Goodwill	149	149
Non-admitted assets	1,106	939
Other, net	(1,088)	(321)

GAAP Stockholders’ Equity	$9,360	$10,185

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$937	$988	$1,002	$1,004	$1,048	12%	4%	$2,745	$3,054	11%
Tax-exempt	132	133	133	137	137	4%	—	400	407	2%

Total fixed maturities	1,069	1,121	1,135	1,141	1,185	11%	4%	3,145	3,461	10%
Equities
Available-for-sale	23	25	28	34	36	57%	6%	67	98	46%
Held for trading	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total equities	1,208	1,180	238	1,268	(662)	NM	NM	736	844	15%
Mortgage loans	42	49	57	76	79	88%	4%	109	212	94%
Policy loans	37	36	36	34	32	(14%)	(6%)	106	102	(4%)
Limited partnerships	26	39	51	87	49	88%	(44%)	67	187	179%
Other hedge funds based investments [2]	(7)	13	15	20	(7)	—	NM	14	28	100%
Other [3]	(3)	(16)	(27)	(30)	(51)	NM	(70%)	3	(108)	NM

Subtotal	2,372	2,422	1,505	2,596	625	(74%)	(76%)	4,180	4,726	13%
Less: Investment expense	23	25	22	26	25	9%	(4%)	62	73	18%

Total net investment income (loss)	$2,349	$2,397	$1,483	$2,570	$600	(74%)	(77%)	$4,118	$4,653	13%
Less: Securities held for trading	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total net investment income excluding trading securities	$1,164	$1,242	$1,273	$1,336	$1,298	12%	(3%)	$3,449	$3,907	13%

Annualized investment yield, before-tax [4]	5.6%	5.9%	5.9%	6.1%	5.8%	0.2	(0.3)	5.6%	6.0%	0.4
Annualized investment yield, after-tax [4]	3.9%	4.0%	4.1%	4.2%	4.0%	0.1	(0.2)	3.9%	4.1%	0.2

Net Realized Capital Gains (Losses)
Gross gains on sale	$103	$137	$124	$74	$56	(46%)	(24%)	$283	$254	(10%)
Gross losses on sale	(107)	(84)	(66)	(88)	(81)	24%	8%	(337)	(235)	30%
Impairments
Credit related	(3)	(7)	(12)	(10)	(42)	NM	NM	(3)	(64)	NM
Other [5]	(18)	(4)	(3)	(30)	(68)	NM	(127%)	(107)	(101)	6%

Total impairments	(21)	(11)	(15)	(40)	(110)	NM	(175%)	(110)	(165)	(50%)
Japanese fixed annuity contract hedges, net [6]	38	3	5	(17)	15	(61%)	NM	(20)	3	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(11)	(12)	(9)	(10)	(4)	64%	60%	(32)	(23)	28%
GMWB derivatives, net [8]	9	—	22	(133)	(139)	NM	(5%)	(26)	(250)	NM
Other net gain (loss) [9]	16	(11)	(15)	(34)	(100)	NM	(194%)	(31)	(149)	NM

Total net realized capital gains (losses)	$27	$22	$46	$(248)	$(363)	NM	(46%)	$(273)	$(565)	(107%)

[1]	Includes income on short-term bonds.

[2]	Primarily hedge fund investments outside of limited partnerships.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included to a lesser extent are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading and collateral received associated with the securities lending program as well as consolidated variable interest entity minority interests.

[5]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairment do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[9]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $35 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$692	$714	$727	$731	$762	10%	4%	$2,028	$2,220	9%
Tax-exempt	29	30	30	31	32	10%	3%	88	93	6%

Total fixed maturities	721	744	757	762	794	10%	4%	2,116	2,313	9%
Equities
Available-for-sale	13	15	18	22	23	77%	5%	41	63	54%
Held for trading	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total equities	1,198	1,170	228	1,256	(675)	NM	NM	710	809	14%
Mortgage loans	38	44	50	66	68	79%	3%	98	184	88%
Policy loans	37	36	36	34	32	(14%)	(6%)	106	102	(4%)
Limited partnerships	14	23	32	46	23	64%	(50%)	46	101	120%
Other [2]	(4)	(19)	(24)	(27)	(39)	NM	(44%)	(3)	(90)	NM

Subtotal	2,004	1,998	1,079	2,137	203	(90%)	(91%)	3,073	3,419	11%
Less: Investment expense	17	18	17	19	18	6%	(5%)	45	54	20%

Total net investment income (loss)	$1,987	$1,980	$1,062	$2,118	$185	(91%)	(91%)	$3,028	$3,365	11%
Less: Securities held for trading	1,185	1,155	210	1,234	(698)	NM	NM	669	746	12%

Total net investment income excluding trading securities	$802	$825	$852	$884	$883	10%	—	$2,359	$2,619	11%

Annualized investment yield, before-tax [3]	5.8%	5.9%	5.9%	6.1%	6.0%	0.2	(0.1)	5.7%	6.0%	0.3
Annualized investment yield, after-tax [3]	3.8%	3.9%	3.9%	4.0%	4.0%	0.2	—	3.8%	4.0%	0.2

Net Realized Capital Gains (Losses)
Gross gains on sale	$61	$65	$72	$36	$25	(59%)	(31%)	$150	$133	(11%)
Gross losses on sale	(66)	(50)	(40)	(52)	(45)	32%	13%	(207)	(137)	34%
Impairments
Credit related	(3)	(7)	(12)	—	(31)	NM	—	(3)	(43)	NM
Other [4]	(14)	—	(2)	(20)	(44)	NM	(120%)	(66)	(66)	—

Total impairments	(17)	(7)	(14)	(20)	(75)	NM	NM	(69)	(109)	(58%)
Japanese fixed annuity contract hedges, net [5]	38	3	5	(17)	15	(61%)	NM	(20)	3	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(12)	(14)	(12)	(13)	(9)	25%	31%	(34)	(34)	—
GMWB derivatives, net [7]	9	—	22	(133)	(139)	NM	(5%)	(26)	(250)	NM
Other net gain (loss) [8]	(2)	8	(10)	(22)	(60)	NM	(173%)	(59)	(92)	(56%)

Total net realized capital gains (losses)	$11	$5	$23	$(221)	$(288)	NM	(30%)	$(265)	$(486)	(83%)

[1]	Includes income on short-term bonds.

[2]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included to a lesser extent are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[3]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding equity securities held for trading and collateral received associated with the securities lending program as well as consolidated variable interest entity minority interests.

[4]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairment do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[8]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $25 received from the WorldCom security settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$242	$263	$267	$267	$278	15%	4%	$708	$812	15%
Tax-exempt	103	103	103	106	105	2%	(1%)	312	314	1%

Total fixed maturities	345	366	370	373	383	11%	3%	1,020	1,126	10%
Equities — available-for-sale	10	9	10	12	12	20%	—	26	34	31%
Mortgage loans	4	5	7	10	11	175%	10%	11	28	155%
Limited partnerships	12	16	19	41	26	117%	(37%)	21	86	NM
Other hedge funds based investments [2]	(7)	13	15	20	(7)	—	NM	14	28	100%
Other [3]	1	3	(3)	(3)	(11)	NM	NM	6	(17)	NM

Subtotal	365	412	418	453	414	13%	(9%)	1,098	1,285	17%
Less: Investment expense	6	7	5	7	7	17%	—	17	19	12%

Total net investment income (loss)	$359	$405	$413	$446	$407	13%	(9%)	$1,081	$1,266	17%

Annualized investment yield, before-tax [4]	5.3%	5.8%	5.9%	6.3%	5.6%	0.3	(0.7)	5.4%	5.9%	0.5
Annualized investment yield, after-tax [4]	3.9%	4.3%	4.4%	4.7%	4.1%	0.2	(0.6)	4.0%	4.4%	0.4
Net Realized Capital Gains (Losses)
Gross gains on sale	$42	$72	$52	$38	$31	(26%)	(18%)	$133	$121	(9%)
Gross losses on sale	(41)	(34)	(26)	(36)	(36)	12%	—	(130)	(98)	25%
Impairments
Credit related	—	—	—	(10)	(11)	—	(10%)	—	(21)	—
Other [5]	(4)	(4)	(1)	(10)	(24)	NM	(140%)	(41)	(35)	15%

Total impairments	(4)	(4)	(1)	(20)	(35)	NM	(75%)	(41)	(56)	(37%)
Periodic net coupon settlements on credit derivatives [6]	1	2	3	3	5	NM	67%	2	11	NM
Other net gain (loss) [7]	18	(19)	(5)	(9)	(40)	NM	NM	28	(54)	NM

Total net realized capital gains (losses)	$16	$17	$23	$(24)	$(75)	NM	NM	$(8)	(76)	NM

[1]	Includes income on short-term bonds.

[2]	Primarily hedge fund investments outside of limited partnerships.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included to a lesser extent are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost or amortized cost, as applicable, excluding the collateral received associated with the securities lending program.

[5]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairment do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $10 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2006	2006	2007	2007	2007	Change	Change	2006	2007	Change
Net Investment Income
Fixed maturities [1]
Taxable	$3	$11	$8	$6	$8	167%	33%	$9	$22	144%

Total fixed maturities	3	11	8	6	8	167%	33%	9	22	144%

Equities — available-for-sale	—	1	—	—	1	—	—	—	1	—
Other	—	—	—	—	(1)	—	—	—	(1)	—

Total net investment income	$3	$12	$8	$6	$8	167%	33%	9	22	144%

Net Realized Capital Gains (Losses)

Other net gain (loss) [2]	$—	$—	$—	$(3)	$—	—	100%	—	(3)	—

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30,		December 31,		March 31,		June 30,		September 30,
	2006		2006		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$78,705	68.5%	$80,755	67.8%	$81,566	66.3%	$81,636	65.2%	$81,818	63.3%
Equity securities, at fair value
Available-for-sale [2]	1,594	1.4%	1,739	1.4%	2,212	1.8%	2,390	1.9%	2,449	1.9%
Held for trading	27,863	24.3%	29,393	24.7%	30,805	25.1%	31,843	25.4%	34,901	27.0%

Total equity securities, at fair value	29,457	25.7%	31,132	26.1%	33,017	26.9%	34,233	27.3%	37,350	28.9%
Policy loans, at outstanding balance	2,057	1.8%	2,051	1.7%	2,099	1.7%	2,052	1.6%	2,050	1.6%
Mortgage loans, at cost	2,742	2.4%	3,318	2.8%	4,015	3.3%	4,891	3.9%	5,236	4.1%
Limited partnerships	1,095	1.0%	1,244	1.0%	1,500	1.2%	1,733	1.4%	1,913	1.5%
Other hedge funds based investments [3]	339	0.3%	352	0.3%	367	0.3%	387	0.3%	380	0.3%
Other investments [4]	329	0.3%	321	0.3%	379	0.3%	385	0.3%	445	0.3%

Total investments	$114,724	100.0%	$119,173	100.0%	$122,943	100.0%	$125,317	100.0%	$129,192	100.0%
Less: Equity securities held for trading	27,863	24.3%	29,393	24.7%	30,805	25.1%	31,843	25.4%	34,901	27.0%

Total investments excluding trading securities	$86,861	75.7%	$89,780	75.3%	$92,138	74.9%	$93,474	74.6%	$94,291	73.0%

HIMCO managed third party accounts	$6,828		$7,157		$7,654		$8,343		$8,430

Asset-backed securities (“ABS”)	$7,620	9.7%	$7,925	9.8%	$8,991	11.0%	$9,641	11.8%	$9,348	11.4%
Commercial mortgage-backed securities (“CMBS”)	15,027	19.1%	16,666	20.6%	16,993	20.8%	17,669	21.6%	18,079	22.1%
Collateralized mortgage obligation (“CMO”)	1,295	1.6%	1,308	1.6%	1,231	1.5%	1,514	1.9%	1,778	2.2%
Corporate	35,123	44.6%	35,891	44.6%	34,736	42.6%	33,405	41.0%	34,153	41.7%
Government/Government agencies — Foreign	1,133	1.4%	1,294	1.6%	1,272	1.6%	1,013	1.2%	1,039	1.3%
Government/Government agencies — U.S.	1,352	1.7%	846	1.0%	1,055	1.3%	1,153	1.4%	950	1.2%
Mortgage-backed securities (“MBS”) — agency	2,717	3.5%	2,702	3.3%	2,509	3.1%	3,073	3.8%	2,776	3.4%
Municipal — taxable	1,268	1.6%	1,344	1.7%	1,345	1.6%	1,310	1.6%	1,302	1.6%
Municipal — tax-exempt	11,086	14.1%	11,062	13.7%	11,466	14.1%	11,259	13.8%	11,528	14.1%
Redeemable preferred stock	40	0.1%	36	—	47	0.1%	9	—	7	—
Short-term	2,044	2.6%	1,681	2.1%	1,921	2.3%	1,590	1.9%	858	1.0%

Total fixed maturities [1]	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%	$81,636	100.0%	$81,818	100.0%

AAA	$22,421	28.6%	$23,629	29.2%	$25,500	31.3%	$27,177	33.4%	$28,781	35.2%
AA	10,520	13.4%	10,298	12.8%	10,911	13.4%	11,124	13.6%	11,266	13.8%
A	18,059	22.9%	18,251	22.6%	17,175	21.1%	16,507	20.2%	16,498	20.2%
BBB	16,700	21.2%	17,655	21.9%	17,023	20.9%	15,684	19.2%	15,501	18.9%
U.S. Government/Government agencies	5,782	7.3%	5,507	6.8%	5,406	6.6%	6,174	7.6%	5,383	6.6%
BB & below	3,179	4.0%	3,734	4.6%	3,630	4.4%	3,380	4.1%	3,531	4.3%
Short-term	2,044	2.6%	1,681	2.1%	1,921	2.3%	1,590	1.9%	858	1.0%

Total fixed maturities [1]	$78,705	100.0%	$80,755	100.0%	$81,566	100.0%	$81,636	100.0%	$81,818	100.0%

[1]	Includes $376, $404, $486, $386, and $484 in Corporate at September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, respectively, of which $271, $381, $461, $349 and $447, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $40, $55, $53, $56, and $71 in Corporate at September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, respectively.

[3]	Primarily hedge fund investments outside of limited partnerships.

[4]	Primarily relates to derivative instruments. Additionally, includes $45, $43, and $38 in Corporate at March 31, 2007, June 30, 2007, and September 30, 2007, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2006		2006		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$51,869	60.3%	$53,173	59.4%	$53,942	58.0%	$53,782	56.8%	$53,917	55.0%
Equity securities, at fair value
Available-for-sale	771	0.9%	811	0.9%	1,298	1.4%	1,387	1.5%	1,307	1.3%
Held for trading	27,863	32.4%	29,393	32.9%	30,805	33.2%	31,843	33.6%	34,901	35.5%

Total equity securities, at fair value	28,634	33.3%	30,204	33.8%	32,103	34.6%	33,230	35.1%	36,208	36.8%
Policy loans, at outstanding balance	2,057	2.4%	2,051	2.3%	2,099	2.3%	2,052	2.2%	2,050	2.1%
Mortgage loans, at cost	2,451	2.9%	2,909	3.3%	3,509	3.8%	4,236	4.5%	4,551	4.6%
Limited partnerships	679	0.8%	794	0.9%	966	1.0%	1,034	1.1%	1,122	1.1%
Other investments [1]	241	0.3%	283	0.3%	297	0.3%	296	0.3%	361	0.4%

Total investments	$85,931	100.0%	$89,414	100.0%	$92,916	100.0%	$94,630	100.0%	$98,209	100.0%
Less: Equity securities held for trading	27,863	32.4%	29,393	32.9%	30,805	33.2%	31,843	33.6%	34,901	35.5%

Total investments excluding trading securities	$58,068	67.6%	$60,021	67.1%	$62,111	66.8%	$62,787	66.4%	$63,308	64.5%

ABS	$6,574	12.7%	$6,725	12.6%	$7,705	14.3%	$8,093	15.0%	$7,931	14.7%
CMBS	10,660	20.6%	11,875	22.3%	12,150	22.5%	12,360	23.0%	12,761	23.6%
CMO	1,010	1.9%	1,004	1.9%	928	1.7%	1,147	2.1%	1,401	2.6%
Corporate	25,166	48.5%	25,572	48.1%	24,996	46.4%	23,958	44.5%	24,295	45.0%
Government/Government agencies — Foreign	488	0.9%	689	1.3%	648	1.2%	547	1.0%	577	1.1%
Government/Government agencies — U.S.	1,011	1.9%	661	1.2%	819	1.5%	944	1.8%	733	1.4%
MBS — agency	1,969	3.8%	1,903	3.6%	1,759	3.3%	2,133	4.0%	1,869	3.5%
Municipal — taxable	1,067	2.1%	1,144	2.2%	1,144	2.1%	1,115	2.1%	1,141	2.1%
Municipal — tax-exempt	2,476	4.8%	2,495	4.7%	2,582	4.8%	2,522	4.7%	2,577	4.8%
Redeemable preferred stock	16	—	13	—	16	—	5	—	3	—
Short-term	1,432	2.8%	1,092	2.1%	1,195	2.2%	958	1.8%	629	1.2%

Total fixed maturities	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%	$53,782	100.0%	$53,917	100.0%

AAA	$12,362	23.8%	$13,301	25.0%	$14,908	27.7%	$15,901	29.6%	$17,058	31.7%
AA	6,848	13.2%	6,584	12.4%	6,901	12.8%	6,997	13.0%	7,081	13.1%
A	13,024	25.1%	13,193	24.8%	12,423	23.0%	11,921	22.2%	12,042	22.3%
BBB	12,241	23.6%	12,909	24.3%	12,627	23.4%	11,710	21.8%	11,432	21.2%
U.S. Government/Government agencies	4,221	8.1%	3,947	7.4%	3,870	7.2%	4,418	8.2%	3,791	7.0%
BB & below	1,741	3.4%	2,147	4.0%	2,018	3.7%	1,877	3.4%	1,884	3.5%
Short-term	1,432	2.8%	1,092	2.1%	1,195	2.2%	958	1.8%	629	1.2%

Total fixed maturities	$51,869	100.0%	$53,173	100.0%	$53,942	100.0%	$53,782	100.0%	$53,917	100.0%

[1]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	September 30,		December 31,		March 31,		June 30,		September 30,
	2006		2006		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$26,460	93.2%	$27,178	92.8%	$27,138	92.2%	$27,468	90.9%	$27,417	90.1%
Equity securities, available-for-sale, at fair value	783	2.8%	873	3.0%	861	2.9%	947	3.1%	1,071	3.5%
Mortgage loans, at cost	291	1.0%	409	1.4%	506	1.7%	655	2.2%	685	2.3%
Limited partnerships	416	1.5%	450	1.5%	534	1.8%	699	2.3%	791	2.6%
Other hedge funds based investments [1]	339	1.2%	352	1.2%	367	1.3%	387	1.3%	380	1.3%
Other investments	88	0.3%	38	0.1%	37	0.1%	46	0.2%	46	0.2%

Total investments	$28,377	100.0%	$29,300	100.0%	$29,443	100.0%	$30,202	100.0%	$30,390	100.0%

ABS	$1,046	4.0%	$1,200	4.4%	$1,286	4.7%	$1,548	5.6%	$1,417	5.2%
CMBS	4,367	16.5%	4,791	17.6%	4,843	17.8%	5,309	19.3%	5,318	19.4%
CMO	285	1.1%	304	1.1%	303	1.1%	367	1.3%	377	1.4%
Corporate	9,768	36.9%	10,060	37.2%	9,650	35.7%	9,407	34.4%	9,433	34.4%
Government/Government agencies — Foreign	645	2.4%	605	2.2%	624	2.3%	466	1.7%	462	1.7%
Government/Government agencies — U.S.	341	1.3%	185	0.7%	236	0.9%	209	0.8%	217	0.8%
MBS — agency	748	2.8%	799	2.9%	750	2.8%	940	3.4%	907	3.3%
Municipal — taxable	201	0.8%	200	0.7%	201	0.7%	195	0.7%	161	0.6%
Municipal — tax-exempt	8,610	32.5%	8,567	31.5%	8,884	32.7%	8,737	31.8%	8,951	32.6%
Redeemable preferred stock	24	0.1%	23	0.1%	31	0.1%	4	—	4	—
Short-term	425	1.6%	444	1.6%	330	1.2%	286	1.0%	170	0.6%

Total fixed maturities	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%	$27,468	100.0%	$27,417	100.0%

AAA	$10,054	38.1%	$10,321	38.1%	$10,588	39.0%	$11,273	41.1%	$11,696	42.7%
AA	3,577	13.5%	3,583	13.2%	3,965	14.6%	4,106	14.9%	3,961	14.5%
A	4,952	18.7%	4,950	18.2%	4,715	17.4%	4,572	16.6%	4,318	15.7%
BBB	4,453	16.8%	4,733	17.4%	4,392	16.2%	3,972	14.5%	4,058	14.8%
U.S. Government/Government agencies	1,561	5.9%	1,560	5.7%	1,536	5.7%	1,756	6.4%	1,592	5.8%
BB & below	1,438	5.4%	1,587	5.8%	1,612	5.9%	1,503	5.5%	1,622	5.9%
Short-term	425	1.6%	444	1.6%	330	1.2%	286	1.0%	170	0.6%

Total fixed maturities	$26,460	100.0%	$27,178	100.0%	$27,138	100.0%	$27,468	100.0%	$27,417	100.0%

[1]	Primarily hedge fund investments outside of limited partnerships.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	September 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$17,696	$17,097	$(599)	$12,601	$12,500	$(101)
Greater than three months to six months	14,656	14,090	(566)	1,261	1,242	(19)
Greater than six months to nine months	3,557	3,395	(162)	1,239	1,210	(29)
Greater than nine months to twelve months	383	368	(15)	1,992	1,959	(33)
Greater than twelve months	12,881	12,335	(546)	15,402	14,911	(491)

Total	$49,173	$47,285	$(1,888)	$32,495	$31,822	$(673)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,824	$1,735	$(89)	$631	$624	$(7)
Greater than three months to six months	728	677	(51)	52	50	(2)
Greater than six months to nine months	203	193	(10)	128	122	(6)
Greater than nine months to twelve months	30	28	(2)	128	124	(4)
Greater than twelve months	356	323	(33)	573	529	(44)

Total	$3,141	$2,956	$(185)	$1,512	$1,449	$(63)

[1]	As of September 30, 2007, fixed maturities represented $1,807 or 96%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2007 and December 31, 2006. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2006 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$12,711	$12,241	$(470)	$8,462	$8,392	$(70)
Greater than three months to six months	8,930	8,552	(378)	999	985	(14)
Greater than six months to nine months	2,599	2,472	(127)	934	912	(22)
Greater than nine months to twelve months	258	246	(12)	1,186	1,166	(20)
Greater than twelve months	8,405	8,046	(359)	9,952	9,635	(317)

Total	$32,903	$31,557	$(1,346)	$21,533	$21,090	$(443)

BIG and Equity AFS Securities

Three months or less	$953	$903	$(50)	$391	$387	$(4)
Greater than three months to six months	405	378	(27)	26	25	(1)
Greater than six months to nine months	151	144	(7)	57	53	(4)
Greater than nine months to twelve months	26	24	(2)	74	71	(3)
Greater than twelve months	208	184	(24)	410	371	(39)

Total	$1,743	$1,633	$(110)	$958	$907	$(51)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2007			December 31, 2006
	Amortized	Fair Value	Unrealized	Amortized	Fair Value	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$4,780	$4,652	$(128)	$3,954	$3,923	$(31)
Greater than three months to six months	5,687	5,500	(187)	250	245	(5)
Greater than six months to nine months	947	913	(34)	305	298	(7)
Greater than nine months to twelve months	125	122	(3)	800	787	(13)
Greater than twelve months	4,473	4,286	(187)	5,446	5,272	(174)

Total	$16,012	$15,473	$(539)	$10,755	$10,525	$(230)

BIG and Equity AFS Securities

Three months or less	$862	$824	$(38)	$232	$229	$(3)
Greater than three months to six months	320	296	(24)	26	25	(1)
Greater than six months to nine months	51	48	(3)	71	69	(2)
Greater than nine months to twelve months	4	4	—	54	53	(1)
Greater than twelve months	148	139	(9)	161	156	(5)

Total	$1,385	$1,311	$(74)	$544	$532	$(12)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2007

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
TOP TEN CORPORATE		Total			Total			Total
FIXED MATURITY	Fair	Invested		Fair	Invested		Fair	Invested
EXPOSURES BY SECTOR	Value	Assets		Value	Assets		Value	Assets
Basic industry	$1,838	1.9%	Basic industry	$689	2.3%	Basic industry	$2,552	2.0%
Capital goods	1,726	1.8%	Capital goods	571	1.9%	Capital goods	2,297	1.8%
Consumer cyclical	2,130	2.2%	Consumer cyclical	811	2.7%	Consumer cyclical	2,963	2.3%
Consumer non cyclical	2,099	2.1%	Consumer non cyclical	805	2.6%	Consumer non cyclical	2,909	2.2%
Energy	1,173	1.2%	Energy	441	1.4%	Energy	1,618	1.2%
Financial services	8,090	8.2%	Financial services	3,193	10.5%	Financial services	11,652	9.0%
Technology and communications	2,777	2.8%	Technology and communications	1,124	3.7%	Technology and communications	3,901	3.0%
Transportation	405	0.4%	Transportation	109	0.3%	Transportation	514	0.4%
Utilities	3,091	3.1%	Utilities	1,396	4.6%	Utilities	4,487	3.5%
Other	966	1.0%	Other	294	1.0%	Other	1,260	1.0%

Total	$24,295	24.7%	Total	$9,433	31.0%	Total	$34,153	26.4%

TOP TEN EXPOSURES BY ISSUER [2]

Goldman EOP [3]	$297	0.3%	State of California	$244	0.8%	Goldman EOP [3]	$419	0.3%
General Electric Capital Corp.	255	0.3%	State of Massachusetts	226	0.7%	State of California	404	0.3%
Citigroup/Deutsche Bank Comm. Mrtg.	252	0.2%	State of Georgia	219	0.7%	General Electric Capital Corp.	365	0.3%
Parcs Ltd.	238	0.2%	New York, NY	215	0.7%	State of Massachusetts	351	0.3%
Comm. Mrtg Pass-thru Certificate	217	0.2%	Insurance Services Office, Inc.	155	0.5%	Citigroup/Deutsche Bank Comm. Mrtg.	321	0.3%
Northwoods Capital Ltd	178	0.2%	Houston TX Airport Systm. Special Facilities	147	0.5%	Parcs Ltd.	285	0.2%
Lehman Brothers Holding, Inc.	176	0.2%	State of Louisiana	144	0.5%	Merrill Lynch & Co., Inc.	280	0.2%
Merrill Lynch & Co., Inc.	170	0.2%	State of Illinois	134	0.5%	State of Illinois	255	0.2%
Citibank Credit Card Issuance Trust	166	0.2%	Goldman Sachs Group, Inc.	123	0.4%	New York, NY	249	0.2%
Citigroup Inc.	165	0.2%	Chicago, IL	122	0.4%	Barclays Bank PLC	238	0.2%

Total	$2,114	2.2%	Total	$1,729	5.7%	Total	$3,167	2.5%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

[3]	Includes multiple investment grade tranches.